                                                                   EXHIBIT 10(a)








                                 FIRSTATE TOWER























                           STANDARD FORM OFFICE LEASE


                                    BETWEEN


    SOUTH ORANGE AVENUE ASSOCIATES, an Illinois joint venture ("LANDLORD"), by its agent, Equity Office Properties, Inc., an Illinois corporation



                                      AND



    AKERMAN, SENTERFITT & EIDSON, P.A. a Professional Association ("TENANT")

                               TABLE OF CONTENTS
                               -----------------
I.       BASIC LEASE INFORMATION; DEFINITIONS..................  1

II.      LEASE GRANT...........................................  3

III.     POSSESSION OF PREMISES................................  3

IV.      USE...................................................  3

V.       RENT..................................................  3

VI.      SECURITY DEPOSIT......................................  4

VII.     SERVICES TO BE FURNISHED BY LANDLORD..................  4

VIII.    LEASEHOLD IMPROVEMENTS................................  5

IX.      GRAPHICS..............................................  6

X.       REPAIRS AND ALTERATIONS...............................  6

XI.      USE OF ELECTRICAL AND HVAC SERVICES BY TENANT.........  6

XII.     ENTRY BY LANDLORD.....................................  7

XIII.    ASSIGNMENT AND SUBLETTING.............................  7

XIV.     LIENS.................................................  8

XV.      INDEMNITY AND WAIVER OF CLAIMS........................  8

XVI.     TENANT'S INSURANCE....................................  9

XVII.    SUBROGATION........................................... 10

XVIII.   LANDLORD'S INSURANCE.................................. 10

XIX.     CASUALTY DAMAGE....................................... 11

XX.      DEMOLITION............................................ 12

XXI.     CONDEMNATION.......................................... 12

XXII.    EVENTS OF DEFAULT..................................... 12

XXIII.   REMEDIES.............................................. 13

XXIV.    LIMITATION OF LIABILITY............................... 14

XXV.     NO WAIVER............................................. 14

XXVI.    EVENT OF BANKRUPTCY................................... 14

XXVII.   QUIET ENJOYMENT....................................... 15

XXVIII.  RELOCATION............................................ 15

XXIX.    HOLDING OVER.......................................... 16

XXX.     SUBORDINATION TO MORTGAGES............................ 16

XXXI.    ATTORNEY'S FEES....................................... 17

XXXII.   NOTICE................................................ 17

XXXIII.  LANDLORD'S LIEN....................................... 17

XXXIV.   EXCEPTED RIGHTS....................................... 17

                                      i

XXXV.    SURRENDER OF PREMISES.................................  18

XXXVI.   MISCELLANEOUS.........................................  18

XXXVII.  ENTIRE AGREEMENT......................................  20


                             OFFICE LEASE AGREEMENT
                             ----------------------

  This Office Lease Agreement (the "Lease"), is made and entered into as of the 24th day of June, 1994, by and between SOUTH ORANGE AVENUE ASSOCIATES, AN ILLINOIS JOINT VENTURE ("Landlord"), by its agent, Equity Office Properties, Inc., an Illinois corporation and AKERMAN, SENTERFITT & EIDSON, P.A. A PROFESSIONAL ASSOCIATION ORGANIZED UNDER THE LAWS OF THE STATE OF FLORIDA ("Tenant").

 I.  BASIC LEASE INFORMATION; DEFINITIONS.
     ------------------------------------

    A. The following is some of the basic lease information and defined terms used in this Lease.

      1.  "Broker" means Pizzuti Realty, Inc.

      2. "Building" shall mean the office building located at 255 South Orange Avenue, Orlando, Orange County, State of Florida, commonly known as Firstate Tower (and soon to be known as Citrus Center).

      3. The "Lease Term" shall mean a period of twelve (12) years commencing on January 1, 1994 (the "Commencement Date") and, unless sooner terminated as provided herein, ending on December 31, 2005 (the "Termination Date").

      4.  INTENTIONALLY OMITTED.

      5.  INTENTIONALLY OMITTED.

      6. "Notice Addresses" shall mean the following addresses for Tenant and Landlord, respectively:

         Tenant: All notices shall be sent to Tenant at both of the following addresses:

         Akerman, Senterfitt & Eidson, P.A.
         255 South Orange Avenue
         Post Office Box 231
         Orlando, Florida  32802-0231
         Attention:  Executive Director

               and

         Akerman, Senterfitt & Eidson, P.A.
         255 South Orange Avenue
         Post Office Box 231
         Orlando, Florida  32802-0231
         Attention:  Managing Shareholder

         Landlord:

         Equity Office Properties, Inc.
         255 South Orange Avenue
         Suite 1111
         Orlando, Florida  32801
         Attention:  Building Manager

         With a copy to:

         Equity Office Properties, Inc.
         Two North Riverside Plaza
         Suite 2200
         Chicago, Illinois 60606
         Attention: General Counsel

         Payments of Rent only shall be made payable to the order of South Orange Avenue Associates at the following address:

         Equity Office Properties, Inc.
         255 South Orange Avenue
         Suite 1111
         Orlando, Florida  32801
         Attention:  Building Manager


      7. "Permitted Use" shall mean: Maintaining and operating offices for the practice of law and related activities, or, subject to the provisions of
  Section XIII.A. hereof, any other general office use permitted by law.

      8. "Premises" shall mean the areas located on the 1st, 10th, 11th and 17th floors of the Building and outlined on Exhibits A-1, A-2, A-3 and A-4 attached hereto and incorporated herein and respectively known as Suites #0102, #1000, #1185 and #1700.

      9.  "INTENTIONALLY OMITTED.

      10. "Rentable Area of the Premises" shall mean the area contained within the demising walls of the Premises and any other area designated for the exclusive use of Tenant, without deduction for any columns or projections necessary to the Building, plus a proportionate share of any Common Areas located on the floor(s) on which the Premises is located and a proportionate share of the Building's public areas, management office, engineer's office and "Mechanical Spaces" i.e. spaces housing service areas, equipment and/or access corridors for HVAC and communications facilities, plumbing, fire protection and elevators. The Rentable Area of the Premises is deemed for all purposes under this Lease to be 43,646 square feet, consisting of 4,012 square feet of Rentable Area on the First Floor, 16,480 square feet of Rentable Area on the 10th floor, 6,674 square feet of Rentable Area on the 11th floor and 16,480 square feet of Rentable Area on the 17th floor. The "Rentable Area of the Building" is deemed for all purposes under this Lease to be 242,560 square feet. The square footage amounts set forth for the Rentable Area of the Premises and the Rentable Area of the Building constitute a material part of the economic basis of this Lease and the execution thereof by Landlord and shall not be adjusted without the written consent of Landlord.

      11.  INTENTIONALLY OMITTED.

      12. "Tenant's Pro Rata Share" shall mean seventeen and ninety-nine hundredths of one percent (17.99%), which is the sum (expressed as a percentage) derived by dividing the Rentable Area of the Premises by The Rentable Area of the Building and multiplying the result thereof by one hundred (100).

    B. The following are additional definitions of some of the defined terms used in the Lease.

      1. "Basic Costs" shall mean all direct and indirect costs and expenses incurred in connection with the Property as more fully defined in Exhibit B-2.

      2. "Building Standard" shall mean the type, grade, brand, quality and/or quantity of materials Landlord designates from time to time to be the minimum quality and/or quantity to be used in the Building. Notwithstanding the foregoing, Landlord, without Tenant's reasonable consent, shall not lower the current Building Standard quality of materials with respect to the Premises and Common Areas if the lowering of such standard would have a materially adverse effect on (i) the services to be provided by Landlord to Tenant hereunder, or (ii) the market value of the Building and/or Premises. It is understood and agreed that the foregoing restrictions upon Landlord relate to the quality of any materials used by Landlord and, in no event, shall be construed to grant Tenant the right to consent to any aesthetic matters such as color and design.

      3. "Business Day(s)" shall mean Mondays through Fridays exclusive of the normal business holidays ("Holidays") of New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and such other days as Landlord may designate.

      4. "Common Areas" shall mean those areas provided for the common use or benefit of all tenants generally and/or the public, such as corridors, elevator foyers, common mail rooms, restrooms, vending areas, and lobby areas (whether at ground level or otherwise), and other similar facilities.

      5. "Maximum Rate" shall mean the greatest per annum rate of interest permitted from time to time under applicable federal and state law.

      6. "Normal Business Hours" for the Building shall mean 8:00 a.m. to 6:00 p.m. Mondays through Fridays, and 9:00 a.m. to 1:00 p.m. on Saturdays, exclusive of Holidays, and such other hours as Landlord may designate from time to time.

      7. "Prime Rate" shall mean the per annum interest rate publicly announced by The First Union Bank from time to time (whether or not charged in each instance) as its prime or base rate.

      8. "Property" shall mean the parcel of land described on Exhibit A attached hereto and made a part hereof and the Building, Building Garage and all other improvements located thereon and serving the Building and the tenants thereof.

  II. LEASE GRANT. Subject to and upon the terms herein set forth, Landlord leases to Tenant and Tenant leases from Landlord the Premises.

  III. POSSESSION OF PREMISES. Landlord and Tenant acknowledge that Tenant is currently in possession of the Premises and Tenant hereby accepts the Premises in an "AS-IS" condition with no representation or warranty by Landlord as to the condition or suitability of the Premises or of the Building for Tenant's use thereof. Tenant further agrees that, except as specifically provided in Exhibit C and elsewhere in this Lease to the contrary, Landlord has no obligation to clean, decorate, alter, remodel, improve or repair the Premises.

 IV.  USE.
      ---

    A. The Premises shall be used for the Permitted Use and for no other purpose. Tenant agrees not to use or permit the use of the Premises for any purpose which is illegal, dangerous to life, limb or property or which, in Landlord's opinion, creates a nuisance or which would increase the cost of insurance coverage with respect to the Building. Tenant shall conduct its business and control its agents, servants, contractors and employees in such a manner as not to interfere with, annoy or disturb other tenants, or in any way interfere with Landlord in the management and operation of the Building. Tenant will maintain the Premises in a clean and healthful condition, and comply with all laws, ordinances, orders, rules and regulations of any governmental entity with reference to the operation of Tenant's business and to the use, condition, configuration or occupancy of the Premises, including without limitation, the Americans with Disabilities Act. Tenant will comply with the rules and regulations of the Building adopted and altered by Landlord from time to time and will cause all of its agents, servants, contractors and employees to do so. In addition, Tenant shall use reasonable efforts to cause its customers, licensees and invitees to comply with the rules and regulations while in the Premises. All changes to such rules and regulations will be sent by Landlord to Tenant in writing. A copy of the existing rules and regulations is attached hereto as Exhibit D and made a part hereof. Landlord shall make reasonable efforts to enforce all such rules and regulations in a non-discriminatory and uniform manner. Tenant agrees not to commit or allow any waste to be committed on any portion of the Premises, and at the termination of this Lease to deliver up the Premises to Landlord in accordance with Article XXXV hereof.

    B. Notwithstanding anything in Section IV.A. above to the contrary, Landlord shall be responsible for complying with Title III of the Americans with Disabilities Act (ADA) with respect to the Common Areas of the Building. Notwithstanding the foregoing, Landlord shall have the right to contest any alleged violation in good faith, including, without limitation, the right to apply for and obtain a waiver or deferment of compliance, the right to assert any and all defenses allowed by law and the right to appeal any decisions, judgments or rulings to the fullest extent permitted by law. Landlord, after the exhaustion of any and all rights to appeal or contest, will make all repairs, additions, alterations or improvements necessary to comply with the terms of any final order or judgment, provided that if Landlord elects not to contest any alleged violation, Landlord will promptly make all repairs, additions, alterations or improvements necessary to comply with the notice of violation.

 V.  RENT.
     ----

    A. Tenant covenants and agrees to pay to Landlord during the Lease Term, without any setoff or deduction whatsoever, the full amount of all Base Rental payments, and any adjustments thereof, due in accordance with the rental schedule set forth in Exhibit B-1 hereof

(the "Base Rental"), the full amount of all payments of Additional Base Rental due in accordance with Exhibit B-2 hereof and the full amount of all parking charges, if any, due in accordance with this Lease (the "Additional Base Rental") and all such other sums of money as shall become due under this Lease (including, without limitation, any charges for replacement of electric lamps and ballasts and any other services, goods or materials furnished by Landlord at Tenant's request), all of which hereinafter may be collectively called "Rent." Except as otherwise provided herein, the Base Rental and Additional Base Rental for each calendar year or portion thereof during the Lease Term, shall be due and payable in advance in equal monthly installments on the first day of each calendar month during the Lease Term and any extensions or renewals hereof, and Tenant hereby agrees to pay such Base Rental and Additional Base Rental to Landlord without demand, provided that the installment of Base Rental for the first full calendar month of the Lease Term shall be payable upon the execution of this Lease by Tenant. If the Lease Term commences on a day other than the first day of a month or terminates on a day other than the last day of a month, then the installments of Base Rental and Additional Base Rental for such month or months shall be prorated, based on the number of days in such month. All such payments shall be by a good and sufficient check. No payment by Tenant or receipt or acceptance by Landlord of a lesser amount than the correct amount of Rent due under this Lease shall be deemed to be other than a payment on account of the earliest Rent due hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance or pursue any other available remedy. The acceptance by Landlord of any Rent on a date after the due date of such payment shall not be construed to be a waiver of Landlord's right to declare a default for any other late payment. Tenant's covenant to pay Rent shall be independent of every other covenant set forth in this Lease. Tenant shall, however, be entitled to exercise the rights set forth in Section 4 of Exhibit E with respect to a default by Landlord of its obligations under this Lease.

    B. All Rent not paid when due and payable shall bear interest from ten (10) days after the date due until paid at the lesser of: 1. the Prime Rate plus 4%; or 2. the Maximum Rate. In addition, if Tenant fails to pay any installment of Base Rental, Additional Base Rental or any other item of Rent when due and payable hereunder and such failure continues for ten (10) days after written notice from Landlord, a service fee equal to five percent (5%) of such unpaid amount will be due and payable immediately by Tenant to Landlord.

 VI.  SECURITY DEPOSIT.  INTENTIONALLY OMITTED.
      ----------------

 VII.  SERVICES TO BE FURNISHED BY LANDLORD.
       ------------------------------------

    A. Subject to the provisions of Article XI below, Landlord, as part of Basic Costs, agrees to furnish Tenant the following services:

      1. Cold water at those points of supply provided for general use of tenants in the Building, central heat and air conditioning, at such temperatures and in such amounts as are reasonably considered by Landlord to be standard for buildings of similar class, size and location, or as required by governmental authority; provided, however, heating and air conditioning service at times other than for Normal Business Hours for the Building shall be furnished only upon the written request of Tenant delivered to Landlord at the office of the Building prior to 3:00 p.m. at least one Business Day in advance of the date for which such usage is requested. Tenant shall pay Landlord, upon demand as additional rent, the cost of additional service.

      2. Routine maintenance and electric lighting service for all Common Areas of the Building in the manner and to the extent deemed to be standard for buildings of similar class, size and location. Landlord shall also provide repairs to the Premises in accordance with Section X.C. hereof and electricity to the Premises in accordance with Article XI hereof.

      3. Janitor service on Business Days; provided, however, if Tenant's use, floor covering or other improvements require special services (being those services that are over and above what is provided to the tenants of the Building in general as part of Basic Costs), Tenant shall, at Tenant's option, either (i) retain its own contractors (which contractor shall be subject to Landlord's reasonable approval) to do such work or, (ii) pay the additional cost reasonably attributable thereto as additional Rent upon presentation of statements therefor by Landlord.

      4. Elevator service in common with other tenants of the Building for ingress and egress to and from the floor of the Premises during Normal Business Hours, provided that, subject to Force Majeure, at least one (1) passenger elevator servicing the Premises shall be available for the use of Tenant, twenty-four (24) hours a day, 365/6 days per year.

    B. Except as otherwise expressly provided herein, the failure by Landlord to any extent to furnish, or the interruption or termination of these services in whole or in part, resulting from adherence to laws, regulations and administrative orders, wear, use, repairs, improvements, alterations, Force Majeure (as hereinafter defined) or any causes beyond the reasonable control of Landlord shall not render Landlord liable in any respect nor be construed as an eviction of Tenant, nor give rise to an abatement of Rent, nor relieve Tenant from the obligation to fulfill any covenant or agreement hereof. Should any of the equipment or machinery used in the provision of such services for any cause cease to function properly, Landlord shall use its best efforts to repair such equipment or machinery as soon as reasonably possible, but except as otherwise expressly provided herein, Tenant shall have no claim for offset or abatement of Rent or damages on account of an interruption in service or resulting therefrom.

    C. Landlord shall not be deemed to have warranted the efficiency of any security personnel, service, procedures or equipment and shall not be deemed to have represented to Tenant that such security personnel, services, procedures or equipment will be sufficient to protect Tenant or any of Tenant's agents, servants, contractors, employees, customers, licensees or invitees from physical harm or any of such parties personal property from damage or theft. Nothing herein, however, shall be construed as a waiver or release by Tenant of any rights Tenant may have with respect to any such services provided by Landlord.

 VIII.  LEASEHOLD IMPROVEMENTS.
        ----------------------

    A. Except as otherwise specifically provided elsewhere in this Lease, all installations and improvements now or hereafter placed on or in the Premises shall be for Tenant's account and at Tenant's cost.

    B. Any and all alterations, additions and improvements to the Premises, all attached furniture, equipment and non-trade fixtures (collectively, "Leasehold Improvements") shall be owned and insured by Landlord and shall remain upon the Premises, all without compensation, allowance or credit to Tenant. Any unattached and movable equipment or furniture, trade fixtures or other personalty of Tenant ("Tenant's Property") shall be owned and insured by Tenant. Landlord may, nonetheless, require Tenant, at its sole cost and expense, to remove any vault, internal staircase, structural alterations or cabling installed after the execution of this Lease (the "Required Removables"), provided that Landlord shall not require Tenant to remove any cabling unless such removal would be required in order for Landlord to provide sufficient space for any future tenant of the Premises to run electrical, telephone and computer cabling for normal office use. In no event, however, shall Landlord require Tenant to remove any usual office improvements such as gypsum board, partitions, ceiling grids and tiles, fluorescent lighting panels, building standard doors and carpeting. In addition, Tenant shall not be required to remove any Leasehold Improvements presently installed in the Premises other than any vaults located within the Premises. In the event that Landlord so elects, Tenant shall remove such Required Removables as soon as reasonably possible after the expiration or earlier termination of this Lease (but in no event more than 30 days after such expiration or earlier termination) and repair any damage caused by such removal. If Tenant fails to remove the Required Removables within the time period provided above after Landlord's request therefor, Landlord may remove, store or dispose of the Required Removables at Tenant's cost, and repair any damage caused by such removal and Tenant shall pay Landlord as additional Rent hereunder, on demand, all such costs.

    C. Notwithstanding anything in Section VIII.B. above to the contrary, Tenant may request in writing at the time it submits its plans and specifications for an alteration, addition or improvement, that Landlord advise Tenant whether Landlord will require Tenant to remove, at the termination of this Lease or Tenant's right to possession hereunder, any Required Removable that is included within such alteration, addition or improvement. Landlord, within ten (10) days after such request, shall advise Tenant as to whether Landlord will require removal and, if Landlord does not require removal at such time, Landlord shall be deemed to have waived its right to require removal at the expiration or earlier termination of this Lease. Unless Landlord has waived its right to require Tenant to remove any Required Removable pursuant to the foregoing sentence, Landlord shall have the right to exercise its right to have Tenant remove any vault or staircase at any time within one (1) year after the expiration or earlier termination of this Lease.

  IX. GRAPHICS. With respect to any multi-tenant floor on which a portion of the Premises are located, all letters or numerals installed on the exterior of the Premises shall be in the standard graphics for the Building and no others shall be used or permitted on the Premises without Landlord's prior written consent. With respect to any full floor leased by Tenant, any and all signage and other identification shall be subject to Landlord's reasonable approval and shall be installed at Tenant's sole cost and expense, provided that Tenant shall have the right to apply the Work Allowance toward the cost of such signage and other identification.

 X.  REPAIRS AND ALTERATIONS.
     -----------------------

    A. Tenant shall, at Tenant's own cost and expense, keep the Premises in good condition and repair. Such repairs shall be done in a good and workmanlike manner with new or like-new materials. If Tenant fails to make such repairs to the Premises within thirty (30) days after notice from Landlord (or immediately in the event of an emergency), Landlord may, at its option, make such repairs, and Tenant shall pay the reasonable cost thereof to the Landlord on demand as additional Rent.

    B. Tenant shall not make or allow to be made any alterations, additions or improvements to the Premises, nor place signs or window coverings on the Premises which are visible from outside the Premises, without first obtaining the written consent of Landlord in each such instance. Prior to commencing any such work, Tenant must furnish Landlord with plans and specifications; names and addresses of contractors; necessary permits; and evidence of contractor's and subcontractor's insurance in accordance with section XVI.B. hereof. All such improvements, alterations or additions shall be installed in a good workmanlike manner using new materials. Upon completion, Tenant shall furnish "as-built" plans, contractor's affidavits and full and final waivers of lien and receipted bills covering all labor and materials. All improvements, alterations and additions shall comply with all insurance requirements, codes, ordinances, laws and regulations, including without limitation, the Americans with Disabilities Act. Tenant shall reimburse Landlord upon demand as additional Rent for all reasonable sums expended by Landlord for examination by Landlord's architects and engineers of the architectural, mechanical, electric and plumbing plans for any alterations, additions or improvements (if examination is deemed reasonably necessary by Landlord due to the nature of the work being performed) and for the costs of repairing any damage done to the Building caused by Tenant or Tenant's agents, servants, employees, customers, licensees, or invitees. Upon request from Tenant, Landlord shall provide Tenant with a good faith estimate of any such architectural and engineering review costs. Landlord's approval of Tenant's plans and specifications or supervision of any work performed for or on behalf of Tenant shall not be deemed to be a representation by Landlord that such plans and specifications comply with applicable insurance requirements, building codes, ordinances, laws or regulations, Landlord shall, however, advise Tenant of any violations or potential violations of which it is aware.

    C. Landlord shall, at its expense (except as included in Basic Costs), keep and maintain in good repair and working order and make all repairs to and perform necessary maintenance upon: 1) all structural elements of the Building, unless the need to make a structural alteration or repair results from Tenant's particular manner of use of the Premises, Tenant's particular design of the Premises, or any alterations, additions or improvements (including the Landlord
Work) performed by or on behalf of Tenant in the Premises; and 2) all mechanical systems within or servicing the Premises, but only to the extent such have not been installed by Tenant or its contractors; and 3) all elements of the Building and the Premises necessary to provide the services described in Article VII, but only to the extent such have not been installed by Tenant or its contractors; and 4) the Building facilities common to all tenants including, but not limited to, the ceilings, lighting, HVAC, plumbing, walls and floors in the Common Areas. Notwithstanding the foregoing, Tenant shall be responsible for the cost of any alterations, repairs, changes and additions necessitated by the negligent or wrongful acts or omissions of Tenant, Tenant's agents, employees and contractors.

  XI. USE OF ELECTRICAL AND HVAC SERVICES BY TENANT. All electricity used by Tenant in the Premises shall be paid for by Tenant through inclusion in Base Rental or Basic Costs. Notwithstanding the foregoing, Tenant shall pay Landlord directly for the cost of any electricity consumed in the following areas: (i) employee break room on the first floor, (ii) executive dining room, (iii) computer room, (iv) accounting department, (v) telephone room in basement (the "Submetered Areas"). Tenant, within fifteen (15) days after receipt of an invoice from Landlord, shall reimburse Landlord for the cost of electricity consumed in the Submetered Areas, as such electricity is measured based on the submeters currently installed in and about the Submetered Areas. Tenant's use of electrical and heating, ventilating and air conditioning ("HVAC") services furnished by Landlord shall not exceed, either in voltage, rated capacity, use or overall load, that would be standard for the Building. In the event Tenant shall request that it be allowed to consume electrical services in excess of the Building standard, Landlord may condition Tenant's right to consume such additional electric service upon the installation of utility service upgrades, submeters, air handlers or cooling units), and all such additional usage (to the extent permitted by law), installation and maintenance thereof shall be paid for by Tenant as additional Rent. Landlord shall have the right to separately meter any such excess electrical usage for the Premises at any time during the Lease Term or to use any other method of measuring electrical usage that Landlord, in its reasonable judgment, deems to be appropriate.

  XII. ENTRY BY LANDLORD. Landlord and its agents or representatives shall have the right to enter the Premises with reasonable prior notice (and in emergencies at all times, without prior notice) to inspect the same, or to show the Premises to prospective purchasers, mortgagees, tenants (during the last twelve (12) months of the Lease Term) or insurers, or to clean or make repairs, alterations or additions thereto, including any work that Landlord deems necessary for the safety, protection or preservation of the Building or any occupants thereof, or to facilitate repairs, alterations or additions to the Building or any other tenants premises. If reasonably necessary for the protection and safety of Tenant and its employees, Landlord shall have the right to temporarily close the Premises to perform repairs, alterations or additions in the Premises, provided that Landlord shall use reasonable efforts to perform all such work on weekends and after Normal Business Hours. Entry by Landlord hereunder shall not constitute a constructive eviction or entitle Tenant to any abatement or reduction of Rent by reason thereof. Nothing herein shall be construed as to grant Landlord, any Landlord Related Parties or any of their respective agents, employees or contractors the right to access any of Tenant's files, books or records while within the Premises.

 XIII.  ASSIGNMENT AND SUBLETTING.
        -------------------------

    A. Tenant shall not assign, sublease, transfer or encumber this Lease or any interest therein or grant any license, concession or other right of occupancy of the Premises or any portion thereof or otherwise permit the use of the Premises or any portion thereof by any party other than Tenant (any of which events is hereinafter called a "Transfer") without the prior written consent of Landlord, which consent shall not be unreasonably withheld with respect to any proposed assignment or subletting. Landlord's consent shall not be considered unreasonably withheld if: 1. the proposed transferee's financial responsibility does not meet the criteria Landlord reasonably uses to select Building tenants;
2. the proposed transferee's business is not suitable for the Class A Buildings considering the business of the other tenants and the Building's prestige generally or would result in a violation of an exclusive right granted to another tenant in the Building; 3. the proposed use is different than the Permitted Use; 4. the proposed transferee is a government agency or occupant of the Building (provided that Landlord will not withhold its consent solely because the transferee is a government agency if the Transfer would not impose any additional obligations on Landlord, result in an excessive amount of foot traffic to and from the Premises or an excessive amount of people per square foot within the Premises or detract from the Building's image, class or prestige); or 5. Tenant is in default. Tenant acknowledges that the foregoing is not intended to be an exclusive list of the reasons for which Landlord may reasonably withhold its consent to a proposed Transfer. Any attempted Transfer in violation of the terms of this Article shall, at Landlord's option, be void. Consent by Landlord to one or more Transfers shall not operate as a waiver of Landlord's rights as to any subsequent Transfers. In addition, Tenant shall not, without Landlord's consent, publicly offer or advertise the asking rental rate for any proposed Transfer in any media. In the event Tenant or anyone acting on behalf of Tenant or with Tenant's knowledge violates the provisions of the foregoing sentence, Landlord, in addition to its other remedies, shall be entitled to seek injunctive relief preventing such action, and Tenant shall be responsible for all costs incurred by Landlord in connection therewith.

    B. If Tenant requests Landlord's consent to a Transfer, Tenant shall notify Landlord in writing at least 45 days prior to the effective date of the proposed Transfer of the name of the proposed transferee and the nature of the business of the proposed transferee, the term, use, rental rate and all other material terms and conditions of the proposed Transfer, including, without limitation, evidence satisfactory to Landlord that the proposed transferee is financially responsible. Notwithstanding the provisions of Section XIII.A. above, Landlord may, during said 45-day period, 1. consent to or refuse to consent to such Transfer in writing; or 2. negotiate directly with the proposed transferee and (in the event Landlord is able to reach agreement with such proposed transferee) upon execution of a lease with such transferee, terminate this Lease (in part or in whole, as appropriate) upon thirty (30) days' notice; or 3. cancel and terminate this Lease, in whole or in part as appropriate, upon 30 days notice. Notwithstanding the foregoing, if Landlord would be entitled to terminate this Lease hereunder with respect to all or any portion of the Premises, Tenant, prior to entering into a sublease or assignment, shall have the right to advise Landlord (the "Prior Notice") of its intention to sublet the Premises or assign this Lease. Such Prior Notice shall describe the space Tenant intends to sublet or assign and the effective date thereof. Landlord, within thirty (30) days after receipt of the Prior Notice, shall have the right to terminate this Lease with respect to the space that Tenant intends to sublet or assign as of the effective date set forth in the Prior Notice. If Landlord fails to exercise its right to terminate within thirty (30) days after the Prior Notice, Landlord shall not have the right to cancel and terminate this Lease in connection with any proposed sublease or assignment with respect to the space described in the Prior Notice that Tenant enters into within a period of six (6) months after the expiration of such thirty (30) day period. Notwithstanding anything herein to the contrary, it is understood and agreed that Landlord shall not have a termination right hereunder with respect to a proposed subletting of all or any portion of the Premises unless the proposed lease term of such subletting is for substantially all of the remaining portion of the Lease Term. In the event Landlord consents to any such Transfer, the Transfer shall be in a form approved by Landlord, and Tenant shall bear all costs and expenses incurred by Landlord in connection with the review and approval of such documentation, which costs and expenses shall be deemed to be at least Seven Hundred Fifty Dollars ($750.00).

    C. In addition to the Rent hereunder, Tenant hereby covenants and agrees to pay to Landlord fifty percent (50%) of all rent and other consideration which it receives which is in excess of the Rent payable hereunder within ten (10) days following receipt thereof by Tenant. In determining excess rent in connection with an assignment or subletting, Tenant may, on an amortized basis, deduct the following expenditures resulting from such subletting or assignment: (1) brokerage and marketing fees; (2) legal fees; (3) construction costs and (4) financial concessions granted in such sublease or assignment. In addition to any other rights Landlord may have, Landlord shall have the right to contact any transferee and require that all payments made pursuant to the Transfer shall be made directly to Landlord.

    D. Any Transfer consented to by Landlord in accordance with this Article XIII shall be only for the Permitted Use and for no other purpose, and in no event shall any Transfer release or relieve Tenant from any obligations under this Lease.

  XIV. LIENS. Tenant will not permit any mechanic's liens or other liens to be placed upon the Premises or Tenant's leasehold interest therein, the Building, or the real estate associated therewith. Landlord's title to the Building and Property is and always shall be paramount to the interest of Tenant, and nothing herein contained shall empower Tenant to do any act that can, shall or may encumber Landlord's title. In the event any such lien does attach, Tenant shall, within 5 days of notice of the filing of said lien, either discharge or bond over such lien to the satisfaction of Landlord and Landlord's Mortgagee (as hereinafter defined), and in such a manner as to stay the enforcement or foreclosure of such lien. If Tenant shall fail to so discharge or bond over such lien, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to, discharge the same. Any amount paid by Landlord for any of the aforesaid purposes, including reasonable attorneys fees (if and to the extent permitted by law) shall be paid by Tenant to Landlord on demand as additional Rent.

 XV.  INDEMNITY AND WAIVER OF CLAIMS.
      ------------------------------

    A. Except for losses, liabilities, obligations, damages, penalties, claims, costs, charges, and expenses resulting from Landlord's failure to perform any of its obligations under this Lease or the negligence of Landlord and/or its agents, employees or contractors, Tenant shall indemnify, defend and hold Landlord, its principals, beneficiaries, partners, officers, directors, agents, employees and any Mortgagee(s) (collectively the "Landlord Related Parties") harmless against and from all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including, without limitation, reasonable architects' and attorneys' fees (if and to the extent permitted by law), which may be imposed upon, incurred by, or asserted against Landlord or any of the Landlord Related Parties and arising, directly or indirectly, out of or in connection with the use, occupancy or maintenance of the Premises by, through or under Tenant, and (without limiting the generality of the foregoing) any of the following: 1. any work or thing done in, on or about the Premises or any part thereof by Tenant or any of its transferees, agents, servants, contractors or employees; 2. any use, non-use, possession, occupation, condition, operation or maintenance of the Premises or any part thereof; 3. any act or omission of Tenant or any of its transferees, agents, servants, contractors and employees, regardless of whether such act or omission occurred within the Premises; 4. any injury or damage to any person or property occurring in, on or about the Premises or any part thereof; or 5. any failure on the part of Tenant to perform or comply with any of the covenants, agreements, terms or conditions contained in this Lease with which Tenant must comply or perform. In case any action or proceeding is brought against Landlord or any of the Landlord Related Parties by reason of any of the foregoing, Tenant shall, at Tenant's sole cost and expense, resist and defend such action or proceeding with counsel approved by Landlord or, at Landlord's option, reimburse Landlord for the cost of any counsel retained directly by Landlord to defend and resist such action or proceeding.

    B. Except for losses, liabilities, obligations, damages, penalties, claims, costs, charges, and expenses resulting from the negligence of Landlord and/or any Landlord Related Parties, Landlord and the Landlord Related Parties shall not be liable for, and Tenant waives, all claims for loss or damage to Tenant's business or damage to person or property sustained by Tenant resulting from any accident or occurrence in, on or about the Premises, the Building or the Property that was not reasonably within the control of Landlord to prevent, including, without limitation, claims for loss, theft or damage resulting from:
1. wind or weather; 2. any latent defect in any sprinkler, heating or air-conditioning equipment, electric wiring, gas, water or steam pipes; 3. broken glass; 4. the backing up of any sewer pipe or downspout; 5. the bursting, leaking or running of any tank, water closet, drain or other pipe; 6. the escape of steam or water; 7. water, snow or ice being upon or coming through the roof, skylight, stairs, doorways, windows, walks or any other place upon or near the Building; 8. any act, omission or negligence of other tenants, licensees or any other persons or occupants of the Building or of adjoining or contiguous buildings, of owners of adjacent or contiguous property or the public, or by construction of any private, public or quasi-public work; except where such loss or damage is due to Landlord's willful failure to make repairs required to be made pursuant to other provisions of this Lease, after the expiration of a reasonable time after written notice to Landlord of the need for such repairs.

 XVI.  TENANT'S INSURANCE.
       ------------------

    A. At all times commencing on and after the earlier of the Commencement Date and the date Tenant or its agents, employees or contractors enters the Premises for any purpose, Tenant shall carry and maintain, at its sole cost and expense:

      1. Commercial General Liability Insurance with a Broad Form General Liability Endorsement applicable to the Premises and its appurtenances providing, on an occurrence basis, a minimum combined single limit of Two Million Dollars ($2,000,000).

      2. All Risks of Physical Loss Insurance written at replacement cost value and with a replacement cost endorsement covering all of Tenant's Property in the Premises.

      3. Workers Compensation Insurance as required by the state in which the Premises is located and in amounts as may be required by applicable statute, and Employers Liability Coverage of One Million Dollars ($1,000,000) per occurrence.

      4. Whenever good business practice, in Landlord's reasonable judgment, indicates the need to increase the limits of the Commercial General Liability Insurance maintained by Tenant hereunder, Tenant shall, upon request, obtain such insurance at Tenant's expense and provide Landlord with evidence thereof, provided that Landlord shall not require Tenant to increase such insurance coverage unless such increased coverage is required by the majority of other Class A office buildings in the area.

    B. Before any repairs, alterations, additions, improvements, or construction are undertaken by or on behalf of Tenant, Tenant shall carry and maintain, at its expense, or Tenant shall require any contractor performing work on the Premises to carry and maintain, at no expense to Landlord, in addition to worker's compensation insurance as required by the jurisdiction in which the Building is located, All Risk Builder's Risk Insurance in the amount of the replacement cost of any alterations, additions or improvements (or such other amount reasonably required by Landlord) and Commercial General Liability Insurance (including, without limitation, Contractor's Liability coverage, Contractual Liability coverage, Completed Operations coverage, a Broad Form Property Damage coverage and Contractor's Protective liability) written on an occurrence basis with a minimum combined single limit of Two Million Dollars ($2,000,000); such limit may be accomplished by means of an umbrella policy.

    C. Any company writing any insurance which Tenant is required to maintain or cause to be maintained pursuant to the terms of this Lease (all such insurance as well as any other insurance pertaining to the Premises or the operation of Tenant's business therein being referred to as "Tenant's Insurance"), as well as the form of such insurance, shall at all times be subject to Landlord's reasonable approval, and each such insurance company shall have an A.M. Best rating of "A7" or better and shall be licensed and qualified to do business in the state in which the Premises are located. All policies evidencing Tenant's Insurance (except for Workers Compensation) shall specify Tenant and the "owner[s] of the Building and its (or their) respective principals, beneficiaries, partners, officers, directors, employees, agents and mortgagee[s]" (and any other designees of Landlord as the interest of such designees shall appear) as additional insureds. Provided that the coverage afforded Landlord and any designees of Landlord shall not be reduced or otherwise adversely affected, all of Tenant's Insurance may be carried under a blanket policy covering the Premises and any other of

Tenant's locations. All policies of Tenant's Insurance shall contain endorsements that the insurer(s) will give to Landlord and its designees at least thirty (30) days' advance written notice of any change, cancellation, termination or lapse of said insurance. Tenant shall be solely responsible for payment of premiums for all of Tenant's Insurance. Tenant shall deliver to Landlord at least fifteen (15) days prior to the time Tenant's Insurance is first required to be carried by Tenant, and upon renewals at least fifteen (15) days prior to the expiration of any such insurance coverage, a certificate of insurance of all policies procured by Tenant in compliance with its obligations under this Lease. The limits of Tenant's Insurance shall in no event limit Tenant's liability under this Lease.

    D. Tenant shall not do or fail to do anything in, upon or about the Premises which will: 1. violate the terms of any of Landlord's insurance policies; 2. prevent Landlord from obtaining policies of insurance acceptable to Landlord or any Mortgagees; or 3. result in an increase in the rate of any insurance on the Premises, the Building, any other property of Landlord or of others within the Building. In the event of the occurrence of any of the events set forth in this Section, Tenant shall pay Landlord upon demand, as additional Rent, the cost of the amount of any increase in any such insurance premium. If Tenant fails to obtain the insurance coverage required by this Lease, Landlord may, at its option, obtain such insurance for Tenant, and Tenant shall pay, as additional Rent, the cost of all premiums thereon and all of Landlord's costs associated therewith. Notwithstanding the foregoing, so long as Tenant complies with all of the terms and conditions of this Lease, Tenant shall not be responsible for any increase in the cost of insurance coverage (other than through inclusion in Basic Costs).


  XVII. SUBROGATION. Notwithstanding anything set forth in this Lease to the contrary, Landlord and Tenant do hereby waive any and all right of recovery, claim, action or cause of action against the other, their respective principals, beneficiaries, partners, officers, directors, agents, and employees, and, with respect to Landlord, its Mortgagee[s], for any loss or damage that may occur to Landlord or Tenant or any party claiming by, through or under Landlord or Tenant, as the case may be, with respect to their respective property, the Building, the Property or the Premises or any addition or improvements thereto, or any contents therein, by reason of fire, the elements or any other cause, regardless of cause or origin, including the negligence of Landlord or Tenant, or their respective principals, beneficiaries, partners, officers, directors, agents and employees and, with respect to Landlord, its Mortgagee[s], which loss or damage is (or would have been, had the insurance required by this Lease been carried) covered by insurance. Since this mutual waiver will preclude the assignment of any such claim by subrogation (or otherwise) to an insurance company (or any other person), Landlord and Tenant each agree to give each insurance company which has issued, or in the future may issue, its policies of fire, extended coverage or material damage insurance, written notice of the terms of this mutual waiver, and to have such insurance policies properly endorsed, if necessary, to prevent the invalidation of any of the coverage provided by such insurance policies by reason of such mutual waiver. For the purpose of the foregoing waiver, the amount of any deductible applicable to any loss or damage shall be deemed covered by, and recoverable by the insured under the insurance policy to which such deductible relates. In the event that Tenant is permitted to and self-insures any risk which would have been covered by the insurance required to be carried by Tenant pursuant to Article XVI of the Lease, or if Tenant fails to carry any insurance required to be carried by Tenant pursuant to Article XVI of this Lease, then all loss or damage to Tenant, its leasehold interest, its business, its property, the Premises or any additions or improvements thereto or contents thereof shall be deemed covered by and recoverable by Tenant under valid and collectible policies of insurance.

  XVIII. LANDLORD'S INSURANCE. Landlord shall at all times during the Lease Term and as part of Basic Costs procure and continue or cause to be procured and continued comprehensive general liability insurance. The comprehensive general liability insurance shall be in an amount of not less than Two Million Dollars ($2,000,000), combined single limit to protect Landlord against liability for injury to or death of any person or damage to property in connection with the use, occupancy, operation or condition of the Building. Landlord shall at all times during the Lease Term maintain in effect policies of "All Risk" property insurance covering the entire Building (other than trade fixtures, merchandise and other personal property of any individual tenant) in an amount not less than one hundred percent (100%) of their actual replacement cost from time to time during the Lease Term. The full replacement value of the items to be insured under this paragraph shall be determined by the company issuing the insurance policy at the time the policy is initially obtained, and shall be increased as reasonably determined by Landlord from time to time. The cost of all such insurance shall be included as a part of the Basic Costs, and payments for losses thereunder shall be made solely to Landlord or the Mortgagees of Landlord as their interests shall appear.

 XIX.  CASUALTY DAMAGE
       ---------------

    A. If the Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord. In case
(i) the Building shall be damaged by fire or other casualty to the extent that such damage cannot reasonably be repaired within two hundred seventy (270) days after the date of such fire or other casualty (whether or not the Premises shall have been damaged by such casualty), or (ii) in the event the Premises have been materially damaged and there is less than two (2) years of the Lease Term remaining on the date of such casualty, or (iii) in the event any Mortgagee should require that the insurance proceeds payable as a result of a casualty be applied to the payment of the mortgage debt, or (iv) in the event of any material uninsured loss to the Building, Landlord may, at its option, terminate this Lease by notifying Tenant in writing of such termination within ninety (90) days after the date of such casualty. Such termination shall be effective as of the date of fire or casualty, with respect to any portion of the Premises that was rendered untenantable, and the date specified in Landlord's notice, with respect to any portion of the Premises that remained tenantable. Landlord agrees that it will not discriminate against Tenant in arriving at its decision of whether to terminate or rebuild and, in no event, shall Landlord elect to terminate solely because the Rent payable by Tenant hereunder is below the prevailing market rent for the Premises. If Landlord does not elect to terminate this Lease, Landlord shall commence and proceed with reasonable diligence to restore the Building (provided that Landlord shall not be required to restore any unleased premises in the Building) and the Leasehold Improvements (but excluding any improvements, alterations or additions made by Tenant in violation of this Lease) located within the Premises, if any, to substantially the same condition they were in immediately prior to the happening of the casualty. Notwithstanding the foregoing, Landlord's obligation to restore the Building, and the Leasehold Improvements, if any, shall not require Landlord to expend for such repair and restoration work more than the insurance proceeds actually received by the Landlord as a result of the casualty, provided that if Landlord does not have sufficient proceeds to substantially complete the restoration of the Leasehold Improvements in the Premises and Landlord elects not to fund any shortfall, Landlord shall so notify Tenant and Tenant, within ten (10) days thereafter, shall have the right to terminate this Lease by the giving of written notice to Landlord. When repairs to the Premises have been completed by Landlord, Tenant shall complete the restoration or replacement of all Tenant's Property necessary to permit Tenant's reoccupancy of the Premises, and Tenant shall present Landlord with evidence satisfactory to Landlord of Tenant's ability to pay such costs prior to Landlord's commencement of repair and restoration of the Premises. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or the repair thereof, except that Landlord shall allow Tenant a fair diminution of Rent on a per diem basis during the time and to the extent the Premises are untenantable. Provided if the Premises or any other portion of the Building is damaged by fire or other casualty resulting from the fault or negligence of Tenant or any of Tenant's agents, employees, or contractors, the Rent hereunder shall not be diminished during any period during which the Premises, or any portion thereof, is untenantable, and Tenant shall be liable to Landlord for the cost of the repair and restoration of the Building caused thereby to the extent such cost and expense is not covered by insurance proceeds. Landlord and Tenant hereby waive the provisions of any law from time to time in effect during the Lease Term relating to the effect upon leases of partial or total destruction of leased property. Landlord and Tenant agree that their respective rights in the event of any damage to or destruction of the Premises shall be those specifically set forth herein.

    B. Notwithstanding anything in Section XIX.A. above to the contrary, if all or any portion of the Premises shall be made untenantable by a fire or other casualty, Landlord shall with reasonable promptness, cause an architect or general contractor selected by Landlord to estimate the amount of time required to substantially complete repair and restoration of the Premises and make the Premises tenantable again, using standard working methods (the "Completion Estimate"). If the Completion Estimate indicates that the Premises cannot be made tenantable within two hundred seventy (270) days from the date of the fire or other casualty, Tenant shall have the right to terminate this Lease by giving written notice to Landlord of such election within ten (10) days after its receipt of the Completion Estimate. If the Completion Estimate indicates that the Premises can be made tenantable within two hundred seventy (270) days from the date of the fire or other casualty and Landlord has not otherwise exercised its right to terminate the Lease pursuant to the terms hereof, or if the Completion Estimate indicates that the Premises cannot be made tenantable within two hundred seventy (270) days but neither party terminates this Lease pursuant to this Article XIX, Landlord shall proceed with reasonable promptness to repair and restore the Premises. Notwithstanding the foregoing, if Landlord does not substantially complete the repair and restoration the Premises within two (2) months after the expiration of the estimated period of time set forth in the Completion Estimate, which period shall be extended to the extent of any Reconstruction Delays, then Tenant may terminate this Lease by written notice to Landlord within fifteen (15) days after the expiration of such period, as the same may be extended. For purposes of this Lease, the term "Reconstruction Delays" shall mean: (i) any delays caused by Tenant, and (ii) any delays caused by events of Force Majeure.

 XX.  DEMOLITION.  INTENTIONALLY OMITTED.

  XXI. CONDEMNATION. If 1. the whole or any substantial part of the Premises or 2. any portion of the Building or Property which would leave the remainder of the Building unsuitable for use by Tenant as an office building comparable to its use on the date of taking, shall be taken or condemned for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or in lieu thereof, then Landlord and Tenant may, at its option, terminate this Lease effective as of the date the physical taking of said Premises or said portion of the Building or Property shall occur. In the event this Lease is not terminated, the Rentable Area of the Building, the Rentable Area of the Premises and Tenant's Pro Rata Share shall be appropriately adjusted. In addition, Rent for any portion of the Premises so taken or condemned shall be abated during the unexpired term of this Lease effective when the physical taking of said portion of the Premises shall occur. All compensation awarded for any such taking or condemnation, or sale proceeds in lieu thereof, shall be the property of Landlord, and Tenant shall have no claim thereto, the same being hereby expressly waived by Tenant, except for any portions of such award or proceeds which are specifically allocated by the condemning or purchasing party for the bonus value of Tenant's leasehold estate or the taking of or damage to trade fixtures of Tenant, which Tenant specifically reserves to itself.

  XXII. EVENTS OF DEFAULT. The following events shall be deemed to be events of default under this Lease:

    A. Tenant shall fail to pay when due any Base Rental, Additional Base Rental or other Rent under this Lease and such failure shall continue for 10 days after delivery of written notice to Tenant (hereinafter sometimes referred to as a "Monetary Default").

    B. Any failure by Tenant (other than a Monetary Default) to comply with any term, provision or covenant of this Lease, which failure is not cured within twenty (20) days after delivery to Tenant of notice of the occurrence of such failure, (or such longer period of time as may be reasonably necessary to cure, provided that Tenant commences to cure such default within twenty (20) days after notice from Landlord and, from time to time upon request of Landlord, furnishes Landlord with evidence that demonstrates, in Landlord's reasonable judgment, that Tenant is diligently pursuing a course that will remedy such failure) provided that if any such failure creates a hazardous condition, such failure must be cured immediately.

    C. Tenant shall become insolvent, or shall make a transfer in fraud of creditors, or shall commit an act of bankruptcy or shall make an assignment for the benefit of creditors, or Tenant shall admit in writing its inability to pay its debts as they become due.

    D. Tenant shall file a petition under any section or chapter of the United States Bankruptcy Code, as amended, pertaining to bankruptcy, or under any similar law or statute of the United States or any State thereof, or Tenant shall be adjudged bankrupt or insolvent in proceedings filed against Tenant thereunder; or a petition or answer proposing the adjudication of Tenant as a debtor or its reorganization under any present or future federal or state bankruptcy or similar law shall be filed in any court and such petition or answer shall not be discharged or denied within sixty (60) days after the filing thereof.

    E. A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant or of the Premises or of any of Tenant's property located thereon in any proceeding brought by Tenant, or any such receiver or trustee shall be appointed in any proceeding brought against Tenant and shall not be discharged within sixty (60) days after such appointment or Tenant shall consent to or acquiesce in such appointment.

    F. The leasehold estate hereunder shall be taken on execution or other process of law or equity in any action against Tenant.

    G.  INTENTIONALLY OMITTED.

    H.  INTENTIONALLY OMITTED.

    I. The liquidation, termination, dissolution, forfeiture of right to do business or death of Tenant.

    J. Tenant shall be in default beyond any notice and cure period under any other lease with Landlord.

 XXIII.  REMEDIES.
         --------

    A. Upon the occurrence of any event or events of default under this Lease, whether enumerated in Article XXII or not, Landlord shall have the option to pursue any one or more of the following remedies:

      1. Enter upon and take possession of the Premises by court order and expel or remove Tenant or any other person who may be occupying said Premises, or any part thereof, without terminating this Lease. Landlord shall use reasonable efforts to relet the Premises, provided, however, a) Landlord shall not be required to relet the Premises in preference to any other space that is available for lease in the Building, b) Landlord shall not be required to give notice to Tenant or obtain Tenant's approval to the terms of any such reletting, c) the lease term for any reletting may be greater or less than the period which would otherwise have constituted the balance of the Lease Term,
  d) the terms and conditions of any reletting (which may include concessions, free rent and alterations of the Premises) shall be determined in Landlord's reasonable discretion, and e) Landlord may collect and receive any rents payable by reason of such reletting. Tenant agrees to pay Landlord on demand all Costs of Reletting and any deficiency that may arise by reason of such reletting or failure to relet. Landlord shall not be responsible or liable for any failure to relet the Premises or any part thereof or for any failure to collect any Rent due upon any such reletting. No such re-entry or taking of possession of the Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such termination is given to Tenant.

      2. Enter upon the Premises and do whatever Tenant is obligated to do under the terms of this Lease, and Tenant agrees to reimburse Landlord on demand for any expense which Landlord may incur in thus affecting compliance with Tenant's obligations under this Lease together with interest at the lesser of a per annum rate equal to: a. the Maximum Rate, or b. the Prime Rate plus five percent (5%), and Tenant further agrees that Landlord shall not be liable for any damages resulting to Tenant from such action, except to the extent caused by the negligence or wilful misconduct of Landlord.

      3. Terminate this Lease, in which event, Tenant shall immediately surrender the Premises to Landlord and pay to Landlord the sum of: a. all Rent accrued hereunder through the date of termination, and, upon Landlord's determination thereof, b. an amount equal to (i) the total Rent that Tenant would have been required to pay for the remainder of the Lease Term discounted to present value at the prime rate then in effect, minus (ii) the then present fair rental value of the Premises for the remainder of the Lease Term, similarly discounted, after deducting all anticipated Costs of Reletting. Landlord's determination of such amount shall be conclusive and binding on Tenant, and shall be deemed to have been made in good faith, subject only to manifest error.

      4. Exercise any other rights permitted by the common law of the State of Florida and\or the statutory law of the State of Florida, including, without limitation, any rights of possession, distress for rent and landlord's lien provided under the nonresidential tenancy section of Chapter 83 of the Florida Statutes.

    B. For purposes of this Lease, the term "Costs of Reletting" shall mean all commercially reasonable costs and expenses (based upon market conditions existing at the time) incurred by Landlord in connection with the reletting of the Premises, including without limitation, Rent loss during the period the Premises are vacant prior to reletting, the cost of cleaning, renovation, repairs, decoration and alteration of the Premises for a new tenant or tenants, advertisement, marketing, brokerage and legal fees (if and to the extent permitted by law), the cost of protecting or caring for the Premises while vacant, the cost of removing and storing any property located on the Premises, any increase in insurance premiums caused by the vacancy of the Premises and any other out-of-pocket expenses incurred by Landlord including tenant inducements such as the cost of moving the new tenant or tenants and the cost of assuming any portion of the existing lease(s) of the new tenant(s), which costs and expenses are reasonable and customary based on the prevailing market conditions.

    C. Except as otherwise herein provided, no repossession or re-entering on the Premises or any part thereof pursuant to Article XXIII hereof or otherwise shall relieve Tenant of its liabilities and obligations hereunder, all of which shall survive such repossession or re-entering. Notwithstanding any such repossession or re-entering by reason of the occurrence of an event of default, Tenant will pay to Landlord the Rent required to be paid by Tenant pursuant to this Lease.

    D. No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing by agreement, applicable law or in equity. In addition to other remedies provided in this Lease, Landlord shall be entitled, to the extent permitted by applicable law, to injunctive relief, or to a decree compelling performance of any of the covenants, agreements, conditions or provisions of this Lease, or to any other remedy allowed to Landlord at law or in equity. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default.

    E. This Article XXIII shall be enforceable to the maximum extent such enforcement is not prohibited by applicable law, and the unenforceability of any portion thereof shall not thereby render unenforceable any other portion.

  XXIV. LIMITATION OF LIABILITY. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS LEASE, THE LIABILITY OF LANDLORD (AND OF ANY SUCCESSOR LANDLORD HEREUNDER) TO TENANT SHALL BE LIMITED TO THE INTEREST OF LANDLORD IN THE BUILDING, AND TENANT AGREES TO LOOK SOLELY TO LANDLORD'S INTEREST IN THE BUILDING FOR THE RECOVERY OF ANY JUDGMENT OR AWARD AGAINST THE LANDLORD, IT BEING INTENDED THAT LANDLORD SHALL NOT BE PERSONALLY LIABLE FOR ANY JUDGMENT OR DEFICIENCY. TENANT HEREBY COVENANTS THAT, PRIOR TO THE FILING OF ANY SUIT FOR AN ALLEGED DEFAULT BY LANDLORD HEREUNDER, IT SHALL GIVE LANDLORD AND ALL MORTGAGEES WHOM TENANT HAS BEEN NOTIFIED HOLD MORTGAGES OR DEED OF TRUST LIENS ON THE PROPERTY, BUILDING OR PREMISES NOTICE AND REASONABLE TIME TO CURE SUCH ALLEGED DEFAULT BY LANDLORD. IN ADDITION, TENANT ACKNOWLEDGES THAT EQUITY OFFICE PROPERTIES, INC. IS ACTING SOLELY IN ITS CAPACITY AS AGENT FOR LANDLORD AND SHALL NOT BE LIABLE FOR ANY OBLIGATIONS, LIABILITIES, LOSSES OR DAMAGES ARISING OUT OF OR IN CONNECTION WITH THIS LEASE, ALL OF WHICH ARE EXPRESSLY WAIVED BY TENANT.

  XXV. NO WAIVER. Failure of Landlord to declare any default immediately upon its occurrence, or delay in taking any action in connection with an event of default shall not constitute a waiver of such default, nor shall it constitute an estoppel against Landlord, but, provided such default is ongoing, Landlord shall have the right to declare the default at any time and, following notice to Tenant and the expiration of the cure periods provided in this Lease, take such action as is lawful or authorized under this Lease. Failure by Landlord to enforce its rights with respect to any one default shall not constitute a waiver of its rights with respect to any subsequent default. Receipt by Landlord of Tenant's keys to the Premises shall not constitute an acceptance or surrender of the Premises.

  XXVI. EVENT OF BANKRUPTCY. In addition to, and in no way limiting the other remedies set forth herein, Landlord and Tenant agree that if Tenant ever becomes the subject of a voluntary or involuntary bankruptcy, reorganization, composition, or other similar type proceeding under the federal bankruptcy laws, as now enacted or hereinafter amended, then:

    A. "Adequate protection" of Landlord's interest in the Premises pursuant to the provisions of Section 361 and 363 (or their successor sections) of the Bankruptcy Code, 11 U.S.C. Section 101 et seq., (such Bankruptcy Code as amended from time to time being herein referred to as the "Bankruptcy Code"), prior to assumption and/or assignment of the Lease by Tenant shall include, but not be limited to all (or any part) of the following:

      1. the continued payment by Tenant of the Base Rental and all other Rent due and owing hereunder and the performance of all other covenants and obligations hereunder by Tenant;

      2. the hiring of security guards to protect the Premises if Tenant abandons and/or ceases operations; such obligation of Tenant only to be effective so long as Tenant remains in possession and control of the Premises to the exclusion of Landlord;

      3. the furnishing of an additional/new security deposit by Tenant in the amount of three (3) times the then-current monthly Base Rental.

    B. "Adequate assurance of future performance" by Tenant and/or any assignee of Tenant pursuant to Bankruptcy Code Section 365 will include (but not be limited to) payment of an additional/new Security Deposit in the amount of three (3) times the then-current Base Rental payable hereunder.

    C. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code, shall be deemed without further act or deed to have assumed all of the obligations of Tenant arising under this Lease on and after the effective date of such assignment. Any such assignee shall, upon demand by Landlord, execute and deliver to Landlord an instrument confirming such assumption of liability.

    D. Notwithstanding anything in this Lease to the contrary, all amounts payable by Tenant to or on behalf of the Landlord under this Lease, whether or not expressly denominated as "Rent", shall constitute "rent" for the purposes of
Section 502(b) (6) of the Bankruptcy Code.

    E. If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, any and all monies or other considerations payable or otherwise to be delivered to Landlord (including Base Rentals and other Rent hereunder), shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the bankruptcy estate of Tenant. Any and all monies or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust by Tenant or Tenant's bankruptcy estate for the benefit of Landlord and shall be promptly paid to or turned over to Landlord.

    F. If Tenant assumes this Lease and proposes to assign the same pursuant to the provisions of the Bankruptcy Code to any person or entity who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to the Tenant, then notice of such proposed offer/assignment, setting forth 1. the name and address of such person or entity, 2. all of the terms and conditions of such offer, and 3. the adequate assurance to be provided Landlord to assure such person's or entity's future performance under the Lease, shall be given to Landlord by Tenant no later than twenty (20) days after receipt by Tenant, but in any event no later than ten (10) days prior to the date that Tenant shall make application to a court of competent jurisdiction for authority and approval to enter into such assumption and assignment, and Landlord shall thereupon have the prior right and option, to be exercised by notice to Tenant given at any time prior to the effective date of such proposed assignment, to accept an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such persons or entity, less any brokerage commission which may be payable out of the consideration to be paid by such person for the assignment of this Lease.

    G. To the extent permitted by law, Landlord and Tenant agree that this Lease is a contract under which applicable law excuses Landlord from accepting performance from (or rendering performance to) any person or entity other than Tenant within the meaning of Sections 365(c) and 365(e) (2) of the Bankruptcy Code.

  XXVII. QUIET ENJOYMENT. Tenant shall, and may peacefully have, hold, and enjoy the Premises, subject to the other terms of this Lease (including, without limitation, Article XXX hereof), provided that Tenant pays the Rent herein recited to be paid by Tenant and performs all of Tenant's covenants and agreements herein contained. This covenant and any and all other covenants of Landlord shall be binding upon Landlord and its successors only during its or their respective periods of ownership of the Landlord's interest hereunder.

  XXVIII. RELOCATION. Landlord shall be entitled to cause Tenant to relocate from any Applicable Space (hereinafter defined) to comparable space within the Building (the "Relocation Space") containing approximately the same Rentable Area as the Applicable Space at any time upon sixty (60) days prior written notice to Tenant. For purposes hereof, "Applicable Space" shall mean any portion of the Premises that, from time to time, (i) is located on a multi-tenant floor, and (ii) contains less than 6,000 square feet of Rentable Area. Any such relocation shall be performed at Landlord's sole cost and expense and in such a manner as to minimize any disruption to the operation of Tenant's business in the Applicable Space. Landlord agrees to reimburse Tenant for all reasonable costs actually incurred in connection with the relocation, including the cost of reprinting existing stationery and business cards, moving telephones, graphics and similar items of expense. Such a relocation shall not affect this Lease except that from and after the date of such relocation, "Premises" shall refer to the Relocation Space into which Tenant has been moved, rather than the original Premises as herein defined, and the Base Rental shall be adjusted so that immediately following such relocation the Base Rental for the Relocation Space per annum on a per square foot of Rentable Area basis shall be the same as the Base Rental per annum immediately prior to such relocation for the original Premises on a per square foot of Rentable Area basis.

  XXIX. HOLDING OVER. In the event of holding over by Tenant after expiration or other termination of this Lease or in the event Tenant continues to occupy the Premises after the termination of Tenant's right of possession pursuant to Articles XXII and XXIII hereof, occupancy of the Premises subsequent to such termination or expiration shall be that of a tenancy at sufferance and in no event for month-to-month or year-to-year, but Tenant shall, pay rent (on a per month basis without reduction for any partial months during any such holdover) equal to the greater of the prevailing market rate and the Base Rental and Additional Base Rental due for the period immediately preceding such holding over, provided if the holding over continues for more than thirty (30) days, effective as of the thirty-first day, holdover rent shall increase to 200% of the sum of the Base Rental and Additional Base Rental due for the period immediately preceding such holding over. No holding over by Tenant or payments of money by Tenant to Landlord after the expiration of the term of this Lease shall be construed to extend the Lease Term or prevent Landlord from recovery of immediate possession of the Premises by summary proceedings or otherwise.
Tenant shall be liable to Landlord for all damage, including any consequential damage, which Landlord may suffer by reason of any holding over by Tenant, and Tenant shall indemnify Landlord against any and all claims made by any other tenant or prospective tenant against Landlord for delay by Landlord in delivering possession of the Premises to such other tenant or prospective tenant.

 XXX.  SUBORDINATION TO MORTGAGES.
       --------------------------

    A. Tenant accepts this Lease subject and subordinate to any mortgage, deed of trust, ground lease or other lien presently existing or hereafter arising upon the Premises, or upon the Building and/or the Property and to any renewals, modifications, refinancings and extensions thereof (any such mortgage, deed of trust, lease or other lien being hereinafter referred to as a "Mortgage", and the person or entity having the benefit of same being referred to hereinafter as a "Mortgagee"), but Tenant agrees that any such Mortgagee shall have the right at any time to subordinate such Mortgage to this Lease on such terms and subject to such conditions as such Mortgagee may deem appropriate in its discretion. This clause shall be self-operative and no further instrument of subordination shall be required. However, Landlord is hereby irrevocably vested with full power and authority to subordinate this Lease to any Mortgage, and Tenant agrees upon demand to execute such further instruments subordinating this Lease, acknowledging the subordination of this Lease or attorning to the holder of any such Mortgage as Landlord may request. The terms of this Lease are subject to approval by the Landlord's existing lender(s) and any lender(s) who, at the time of the execution of this Lease, have committed or are considering committing to Landlord to make a loan secured by all or any portion of the Property, and such approval is a condition precedent to Landlord's obligations hereunder. In the event that Tenant should fail to execute any subordination or other agreement required by this Article promptly as requested, Tenant hereby irrevocably constitutes Landlord as its attorney-in-fact to execute such instrument in Tenant's name, place and stead, it being agreed that such power is one coupled with an interest in Landlord and is accordingly irrevocable. If any person shall succeed to all or part of Landlord's interests in the Premises whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease or otherwise, and if and as so requested or required by such successor-in-interest, Tenant shall, without charge, attorn to such successor-in-interest. Tenant agrees that it will from time to time upon request by Landlord and, within five days of the date of such request, execute and deliver to such persons as Landlord shall request an estoppel certificate or other similar statement in recordable form certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as so modified), stating the dates to which Rent and other charges payable under this Lease have been paid, stating that Landlord is not in default hereunder (or if Tenant alleges a default stating the nature of such alleged default) and further stating such other matters as Landlord shall reasonably require.

    B. Notwithstanding Section XXX.A. to the contrary, provided that Tenant is not then in default of its obligations under this Lease after the expiration of any applicable notice and cure periods, Landlord will obtain a non-disturbance, subordination and attornment agreement in favor of Tenant from any future Mortgagee(s) on such Mortgagee's then current standard form of agreement, provided that Tenant shall be responsible for any reasonable review and approval costs charged by such Mortgagee in connection with such non-disturbance, subordination and attornment agreement. Upon request of Landlord, Tenant will execute any such Mortgagees' form of non-disturbance, subordination and attornment agreement and return the same to Landlord for execution by such Mortgagee. Landlord's failure to obtain a non-disturbance, subordination and attornment agreement for Tenant from any such Mortgagee shall not be considered to be a default by Landlord hereunder, provided that if such Mortgagee is unwilling to enter into a non-disturbance, attornment and subordination agreement with Tenant, Tenant shall not be required to subordinate its leasehold interest to the interest of such Mortgagee.

  XXXI. ATTORNEY'S FEES. In the event that Landlord should retain counsel and/or institute any suit against Tenant for violation of or to enforce any of the covenants or conditions of this Lease, or should Tenant institute any suit against Landlord for violation of any of the covenants or conditions of this Lease, or should either party intervene in any suit in which the other is a party to enforce or protect its interest or rights hereunder, the prevailing party in any such suit shall be entitled to all of its costs, expenses and reasonable fees of its attorney(s) (if and to the extent permitted by law) in connection therewith.

  XXXII. NOTICE. Whenever any demand, request, approval, consent or notice ("Notice") shall or may be given to either of the parties by the other, each such Notice shall be in writing and shall be sent by registered or certified mail with return receipt requested, or sent by overnight courier service (such as Federal Express) at the respective addresses of the parties for notices as set forth in Section I.A.6. of this Lease, provided that if Tenant has vacated the Premises or is in default of this Lease Landlord may serve Notice by any manner permitted by Law. Any Notice under this Lease delivered by registered or certified mail shall be deemed to have been given and effective on the earlier of (a) the third day following the day on which the same shall have been mailed with sufficient postage prepaid or (b) the delivery date indicated on the return receipt. Notice sent by overnight courier service shall be deemed given and effective upon the day after such notice is delivered to or picked up by the overnight courier service. Either party may, at any time, change its Notice Address by giving the other party Notice stating the change and setting forth the new address.

  XXXIII. LANDLORD'S LIEN. In addition to any statutory lien for rent in Landlord's favor, Landlord (the secured party for purposes hereof) shall have and Tenant (the debtor for purposes hereof) hereby grants to Landlord, an express contract lien and a continuing security interest to secure the payment of all Rent due hereunder from Tenant, upon all equipment, fixtures and furniture of Tenant (and any transferees or other occupants of the Premises) presently or hereafter situated on the Premises and upon all proceeds of any insurance which may accrue to Tenant by reason of damage or destruction of any such property. Landlord shall not, however, have a express contract lien and continuing security interest in the portion of Tenant's main frame computer system that contains Tenant's files, client lists and other confidential information. Landlord shall, however, has a express contract lien and continuing security interest in any personal computers that are tied into such system or otherwise located in the Premises. In the event of a default under this Lease, Landlord shall have, in addition to any other remedies provided herein or by law, all rights and remedies under the Uniform Commercial Code of the state in which the Premises is located, including without limitation the right to sell the property described in this paragraph at public or private sale upon ten (10) days notice to Tenant, which notice Tenant hereby agrees is adequate and reasonable. Tenant hereby agrees to execute such other instruments necessary or desirable in Landlord's discretion to perfect the security interest hereby created. Any statutory lien for rent is not hereby waived, the express contractual lien herein granted being in addition and supplementary thereto. Landlord and Tenant agree that this Lease and the security interest granted herein serve as a financing statement, and a copy or photographic or other reproduction of this Paragraph of this Lease may be filed of record by Landlord and have the same force and effect as the original. Tenant warrants and represents that the collateral subject to the security interest granted herein is not purchased or used by Tenant for personal, family or household purposes. Notwithstanding the foregoing, the lien herein granted shall be subject and subordinate to any liens existing on such equipment, fixtures and furniture as of the date hereof. In addition, provided Tenant is not in default hereunder, Landlord agrees to subordinate its security interest as described in this
Article XXXIII to Tenant's lenders, ("Lender") if any, requiring a priority position under the following circumstances: (a) Lender is financing Tenant's purchase of the equipment or inventory in which Landlord is subordinating its security interest (the "Equipment"); (b) Tenant shall furnish Landlord with a complete schedule of the Equipment financed pursuant to the terms hereof, which schedule shall be updated in the event of any changes; (c) Tenant shall be prohibited from financing any non-moveable fixture or permanent improvement to the leasehold; (d) Tenant shall cause any and all Lenders to give Landlord notice of any public or private sale by such Lender of Tenant's Equipment; (e) no public or private sale by any Lender shall be held on the Premises; and (f) Lender can enter the Premises for purpose of removal of the Equipment only if:
(1) permitted by the agreement between Lender and Tenant; and (2) Lender agrees to restore or repair all damage to the Premises caused by such removal; and
(3)Lender gives Landlord notice in the event that any of Tenant's moveable trade fixtures or Equipment are removed from the Premises. Notwithstanding anything herein to the contrary, Landlord agrees that its statutory lien shall be limited to Tenant's furniture, fixtures and equipment.

  XXXIV. EXCEPTED RIGHTS. This Lease does not grant any rights to light or air over or about the Building. Landlord specifically excepts and reserves to itself the use of any roofs, the exterior portions of the Premises, all rights to and the land and improvements below the improved floor level of the Premises, the improvements and air rights above the Premises and the improvements and air rights located outside the demising walls of the Premises, and suchareas within the Premises as are required for installation of utility lines and other installations required to serve any occupants of the Building and the right to maintain and repair the same, and no rights with respect thereto are conferred upon Tenant unless otherwise specifically provided herein. Landlord further reserves to itself the right from time to time: A. to change the Building's name or street address; B. to install, fix and maintain signs on the exterior and interior of the Building, provided that in no event shall any signs block Tenant's signs or cover the exterior windows to the Premises; C. to designate and approve window coverings; D. to make any decorations, alterations, additions, improvements to the Building, or any part thereof (including the Premises) which Landlord shall desire, or deem necessary for the safety, protection, preservation or improvement of the Building, or as Landlord may be required to do by law, provided, unless required by law or necessary for the safety, protection or preservation of the Building, Landlord shall not perform any alterations, additions or improvements that would adversely affect (i) the services to be provided by Landlord to Tenant hereunder, or (ii) the market value of the Building and/or Premises; E. subject to the terms of Article XII, to have access to the Premises to perform its duties and obligations and to exercise its rights under this Lease; F. to retain at all times and to use pass-keys to all locks within and into the Premises; G. to approve the weight, size, or location of heavy equipment, articles in and about the Premises; H. to close or restrict access to the Building at all times other than Normal Business Hours subject to Tenant's right to admittance at all times under such regulations as Landlord may prescribe from time to time, or to close (temporarily or permanently) any of the entrances to the Building; I. to change the arrangement and/or location of entrances of passageways, doors and doorways, corridors, elevators, stairs, toilets and public parts of the Building; and J. to grant to anyone the exclusive right to conduct any business or undertaking in the Building. Landlord, in accordance with Article XII hereof, shall have the right to enter the Premises in connection with the exercise of any of the rights set forth herein and such entry into the Premises and the performance of any work therein shall not constitute a constructive eviction or entitle Tenant to any abatement or reduction of Rent by reason thereof.

  XXXV. SURRENDER OF PREMISES. At the expiration or earlier termination of this Lease or Tenant's right of possession hereunder, Tenant shall quit and surrender the Premises to Landlord, broom clean, and in good order, condition and repair, ordinary wear and tear excepted. If Tenant fails to remove any of Tenant's Property within one (1) day after the termination of this Lease or Tenant's right to possession hereunder, such Tenant's Property, or any portion thereof designated by Landlord, shall at Landlord's option, and without notice to Tenant, (a) be conclusively presumed to have been abandoned by Tenant and title to such items shall pass to Landlord, and/or (b) be removed and/or stored by Landlord at the risk, cost and expense of Tenant and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay Landlord, upon demand, any and all expenses caused by such removal and all storage charges against such property so long as the same shall be in the possession of Landlord or under the control of Landlord.

 XXXVI.  MISCELLANEOUS.
         -------------

    A. If any term or provision of this Lease, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

    B. Tenant agrees not to record this Lease or any memorandum hereof without Landlord's prior written consent.

    C. This Lease and the rights and obligations of the parties hereto shall be interpreted, construed, and enforced in accordance with the laws of the state in which the Building is located.

    D. Events of "Force Majeure" shall include strikes, riots, acts of God, shortages of labor or materials, war, governmental law, regulations or restrictions and any other cause whatsoever that is beyond the control of Landlord. Whenever a period of time is herein prescribed for the taking of any action by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation of such period of time, any delays due to events of Force Majeure.

    E. Landlord shall have the right to transfer and assign, in whole or in part, all of its rights and obligations hereunder and in the Building and Property referred to herein, and in such event and upon such transfer Landlord shall be released from any further obligations hereunder, and Tenant agrees to look solely to such successor in interest of Landlord for the performance of such obligations.

    F. Tenant hereby represents to Landlord that it has dealt directly with and only with the Broker as a broker in connection with this Lease. Tenant agrees to indemnify and hold Landlord and the Landlord Related Parties harmless from all claims of any brokers claiming to have represented Tenant in connection with this Lease.

    G. If there is more than one Tenant, or if the Tenant is comprised of more than one person or entity, the obligations hereunder imposed upon Tenant shall be joint and several obligations of all such parties. All notices, payments, and agreements given or made by, with or to any one of such persons or entities shall be deemed to have been given or made by, with or to all of them.

    H. In the event Tenant is a corporation (including any form of professional association), partnership (general or limited), or other form of organization other than an individual, then each individual executing or attesting this Lease on behalf of Tenant hereby covenants, warrants and represents: 1. that such individual is duly authorized to execute or attest and deliver this Lease on behalf of Tenant in accordance with the organizational documents of Tenant; 2. that this Lease is binding upon Tenant; 3. that Tenant is duly organized and legally existing in the state of its organization, and is qualified to do business in the state in which the Premises is located; 4. that upon request, Tenant will provide Landlord with true and correct copies of all organizational documents of Tenant, and any amendments thereto; and 5. that the execution and delivery of this Lease by Tenant will not result in any breach of, or constitute a default under any mortgage, deed of trust, lease, loan, credit agreement, partnership agreement or other contract or instrument to which Tenant is a party or by which Tenant may be bound. If Tenant is a corporation, Tenant will, prior to the Commencement Date, deliver to Landlord a copy of a resolution of Tenant's board of directors authorizing or ratifying the execution and delivery of this Lease, which resolution will be duly certified to Landlord's satisfaction by the secretary or assistant secretary of Tenant.

    I. Tenant acknowledges that the financial capability of Tenant to perform its obligations hereunder is material to Landlord and that Landlord would not enter into this Lease but for its belief, based on its review of Tenant's financial statements, that Tenant is capable of performing such financial obligations. Tenant hereby represents, warrants and certifies to Landlord that its financial statements previously furnished to Landlord were at the time given true and correct in all material respects and that there have been no material subsequent changes thereto as of the date of this Lease. At any time during the Lease Term, Tenant shall provide Landlord, upon ten (10) days' prior written notice from Landlord, with a current financial statement and financial statements of the two (2) years prior to the current financial statement year. Such statement shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant.

    J. Except as expressly otherwise herein provided, with respect to all required acts of Tenant, time is of the essence of this Lease. This Lease shall create the relationship of Landlord and Tenant between the parties hereto, and no estate shall pass out of Landlord. Tenant has only a usufruct, not subject to purchase or sale, which may not be assigned by Tenant except as expressly provided in this Lease.

    K. This Lease and the covenants and conditions herein contained shall inure to the benefit of and be binding upon Landlord and Tenant and their respective permitted successors and assigns.

    L. Notwithstanding anything to the contrary contained in this Lease, the expiration of the Lease Term, whether by lapse of time or otherwise, shall not relieve Tenant from Tenant's obligations accruing prior to the expiration of the Lease Term.

    M. The headings and titles to the paragraphs of this Lease are for convenience only and shall have no effect upon the construction or interpretation of any part hereof.

    N. LANDLORD HAS DELIVERED A COPY OF THIS LEASE TO TENANT FOR TENANT'S REVIEW ONLY, AND THE DELIVERY HEREOF DOES NOT CONSTITUTE AN OFFER TO TENANT OR OPTION. THIS LEASE SHALL NOT BE EFFECTIVE UNTIL AN ORIGINAL OF THIS LEASE HAS BEEN EXECUTED BY BOTH LANDLORD AND TENANT.

 XXXVII.  ENTIRE AGREEMENT.  This Lease Agreement, including the following
Exhibits:


    Exhibit A         - Legal Description of Property
    ---------

    Exhibit A-1       - Outline and Location of First Floor Premises
    -----------

    Exhibit A-2       - Outline and Location of Tenth Floor Premises
    -----------

    Exhibit A-3       - Outline and Location of Eleventh Floor Premises
    -----------

    Exhibit A-4       - Outline and Location of Seventeenth Floor Premises
    -----------

    Exhibit B-1       - Schedule of Base Rental
    -----------

    Exhibit B-2       - Payment of Basic Costs
    -----------

    Exhibit C         - Work Letter Agreement (if required)
    -----------

    Exhibit D         - Rules and Regulations
    -----------

    Exhibit E         - Additional Terms
    -----------

    Exhibit F         - Expansion Space
    -----------

    Storage Space Supplement
    ------------------------


constitutes the entire agreement between the parties hereto with respect to the subject matter of this Lease. TENANT EXPRESSLY ACKNOWLEDGES AND AGREES THAT LANDLORD HAS NOT MADE AND IS NOT MAKING, AND TENANT, IN EXECUTING AND DELIVERING THIS LEASE, IS NOT RELYING UPON, ANY WARRANTIES, REPRESENTATIONS, PROMISES OR STATEMENTS, EXCEPT TO THE EXTENT THAT THE SAME ARE EXPRESSLY SET FORTH IN THIS LEASE. ALL UNDERSTANDINGS AND AGREEMENTS HERETOFORE MADE BETWEEN THE PARTIES ARE MERGED IN THIS LEASE WHICH ALONE FULLY AND COMPLETELY EXPRESSES THE AGREEMENT OF THE PARTIES, NEITHER PARTY RELYING UPON ANY STATEMENT OR REPRESENTATION NOT EMBODIED IN THIS LEASE. THIS LEASE MAY BE MODIFIED ONLY BY A WRITTEN AGREEMENT SIGNED BY LANDLORD AND TENANT. LANDLORD AND TENANT EXPRESSLY AGREE THAT THERE ARE AND SHALL BE NO IMPLIED WARRANTIES OF MERCHANTABILITY, HABITABILITY, SUITABILITY, FITNESS FOR A PARTICULAR PURPOSE OR OF ANY OTHER KIND ARISING OUT OF THIS LEASE, ALL OF WHICH ARE HEREBY WAIVED BY TENANT, AND THAT THERE ARE NO WARRANTIES WHICH EXTEND BEYOND THOSE EXPRESSLY SET FORTH IN THIS LEASE.

   IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease in multiple original counterparts as of the day and year first above written.

ATTEST:                              LANDLORD:  SOUTH ORANGE AVENUE
                                     ASSOCIATES, an Illinois joint venture

          Karen Mikos
----------------------------------

Name (print):     Karen Mikos
             ---------------------

Name (print):
             ---------------------


                                     BY:  EQUITY OFFICE PROPERTIES, INC.,
                                     an Illinois corporation as agent

                                     By:        Victoria R. Gorman
                                        -----------------------------------

                                     Name:   Victoria Gorman

                                     Title:  Vice President




                                     TENANT:  AKERMAN, SENTERFITT &
                                     EIDSON, P.A. a Professional Association


ATTEST:

       Sharon Langley Thomas
-----------------------------------

Name (print): Sharon Langley Thomas
             ----------------------

          Olivia Bellamy
-----------------------------------

Name (print):    Olivia Bellamy
             ----------------------
                                     By:         William C. Martin
                                        --------------------------------------

                                     Name:       William C. Martin III
                                           -----------------------------------

                                     Title:          President
                                           -----------------------------------

                                   EXHIBIT A

                               LEGAL DESCRIPTION
                               -----------------


  This Exhibit is attached to and made a part of the Lease dated June 24, 1994, by and between SOUTH ORANGE AVENUE ASSOCIATES, an Illinois joint venture, by its agent Equity Office Properties, Inc., an Illinois corporation ("Landlord") and AKERMAN, SENTERFITT & EIDSON, P.A. a Professional Association organized under the laws of the state of Florida ("Tenant") for space in the Building located at 255 South Orange Avenue, Orlando, Florida, 32801.




Block 22, R.R. REED'S ADDITION TO ORLANDO, as recorded in Plat Book C, Pages 62 and 63, Public Records of Orange County, Florida. LESS: The East 5.00 feet thereof; AND LESS: Beginning at the Northwest corner of Lot 8, Block 22,
R. R. REED'S ADDITION TO ORLANDO, as recorded in Plat Book C, Pages 62 and 63, Public Records of Orange County, Florida, run South 00 degrees 01 minutes 07 seconds East 134.93 feet along the West boundary of said Block 22; thence run North 89 degrees 53 minutes 19 seconds East 15.40 feet; thence run South 00 degrees 01 minutes 07 seconds East 13.17 feet; thence North 89 degrees
58 minutes 50 seconds East 426.35 feet to a point on a line parallel with and
5.00 feet Westerly of, when measured at right angles to the East boundary of said Block 22; thence run North 00 degrees 01 minutes 07 seconds West 147.93 feet along said parallel line to a point on the North boundary of said Block 22; thence run West 441.75 feet along said North boundary to the Point of Beginning; AND ALSO LESS: From the Southeast corner of Lot 11, Block 22, R. R. REED'S ADDITION TO ORLANDO, as recorded in Plat Book C, Pages 62 and 63, Public Records of Orange County, Florida, run West 5.00 feet along the South boundary of said Block 22 for the POINT OF BEGINNING; thence North 00 degrees 01 minutes
07 seconds West 133.06 feet along a line 5.00 feet West of, when measured at right angles to, the East boundary of said Block 22; thence North 89 degrees
55 minutes 33 seconds West 163.53 feet; thence South 00 degrees 08 minutes
48 seconds West 6.13 feet; thence South 89 degrees 51 minutes 12 seconds East
8.82 feet; thence South 00 degrees 03 minutes 37 seconds West 127.12 feet; thence Ease 154.91 feet along the aforesaid South boundary of Block 22 to the Point of Beginning.

                                  EXHIBIT A-1

                 OUTLINE AND LOCATION OF FIRST FLOOR PREMISES

                                  EXHIBIT A-2

                 OUTLINE AND LOCATION OF TENTH FLOOR PREMISES

                                  EXHIBIT A-3

                 OUTLINE AND LOCATION OF ELEVENTH FLOOR PREMISES

                                  EXHIBIT A-4

              OUTLINE AND LOCATION OF SEVENTEENTH FLOOR PREMISES

                                  EXHIBIT B-1

                            SCHEDULE OF BASE RENTAL
                            -----------------------

   This Exhibit is attached to and made a part of the Lease dated June 24, 1994, by and between SOUTH ORANGE AVENUE ASSOCIATES, an Illinois joint venture, by its agent Equity Office Properties, Inc., an Illinois corporation ("Landlord") and AKERMAN, SENTERFITT & EIDSON, P.A. a Professional Association organized under the laws of the state of Florida ("Tenant") for space in the Building located at 255 South Orange Avenue, Orlando, Florida, 32801.


   A. Tenant shall pay Landlord the sum of nine million eight hundred twenty thousand three hundred fifty and no/100 Dollars ($9,820,350.00) as Base Rental for the Lease Term in monthly installments as follows (except to the extent such schedule is adjusted as provided below):

       1. Twelve (12) equal monthly installments of $58,194.67* each payable on or before the first day of each month during the period beginning January 1, 1994 and ending December 31, 1994.

       2. Twelve (12) equal monthly installments of $60,013.25* each payable on or before the first day of each month during the period beginning January 1, 1995 and ending December 31, 1995.

       3. Twelve (12) equal monthly installments of $61,831.83* each payable on or before the first day of each month during the period beginning January 1, 1996 and ending December 31, 1996.

       4. Twelve (12) equal monthly installments of $63,650.42* each payable on or before the first day of each month during the period beginning January 1, 1997 and ending December 31, 1997.

       5. Twelve (12) equal monthly installments of $65,469.00* each payable on or before the first day of each month during the period beginning January 1, 1998 and ending December 31, 1998.

       6. Twelve (12) equal monthly installments of $67,287.58* each payable on or before the first day of each month during the period beginning January 1, 1999 and ending December 31, 1999.

       7. Twelve (12) equal monthly installments of $69,106.17* each payable on or before the first day of each month during the period beginning January 1, 2000 and ending December 31, 2000.

       8. Twelve (12) equal monthly installments of $70,924.75* each payable on or before the first day of each month during the period beginning January 1, 2001 and ending December 31, 2001.

       9. Twelve (12) equal monthly installments of $72,743.33* each payable on or before the first day of each month during the period beginning January 1, 2002 and ending December 31, 2002.

      10. Twelve (12) equal monthly installments of $74,561.92* each payable on or before the first day of each month during the period beginning January 1, 2003 and ending December 31, 2003.

      11. Twelve (12) equal monthly installments of $76,380.50* each payable on or before the first day of each month during the period beginning January 1, 2004 and ending December 31, 2004.

      12. Twelve (12) equal monthly installments of $78,199.08* each payable on or before the first day of each month during the period beginning January 1, 2005 and ending December 31, 2005.

          * Plus Florida Sales Tax

   B. All such Base Rental shall be payable by Tenant in accordance with the terms of Article V of the Lease.

   IN WITNESS WHEREOF, Landlord and Tenant have executed this Exhibit B-1 to the Lease as of the day and year first above written.

ATTEST:                             LANDLORD:  SOUTH ORANGE AVENUE
                                    ASSOCIATES, an Illinois joint venture


          Karen Mikos
----------------------------------

Name (print):     Karen Mikos
             ---------------------

----------------------------------

Name (print):
             ---------------------


                                     BY:  EQUITY OFFICE PROPERTIES, INC.,
                                     an Illinois corporation as agent

                                     By:        Victoria R. Gorman
                                        -----------------------------------

                                     Name:   Victoria Gorman

                                     Title:  Vice President




                                     TENANT:  AKERMAN, SENTERFITT &
                                     EIDSON, P.A. a Professional Association


ATTEST:

       Sharon Langley Thomas
-----------------------------------

Name (print): Sharon Langley Thomas
             ----------------------

-----------------------------------

Name (print):
             ----------------------
                                     By:         William C. Martin
                                        --------------------------------------

                                     Name:       William C. Martin III
                                           -----------------------------------

                                     Title:          President
                                           -----------------------------------

                                  EXHIBIT B-2

                             PAYMENT OF BASIC COSTS
                             ----------------------

   This Exhibit is attached to and made a part of the Lease dated June 24, 1994, by and between SOUTH ORANGE AVENUE ASSOCIATES, an Illinois joint venture, by its agent Equity Office Properties, Inc., an Illinois corporation ("Landlord") and AKERMAN, SENTERFITT & EIDSON, P.A. a Professional Association organized under the laws of the state of Florida ("Tenant") for space in the Building located at 255 South Orange Avenue, Orlando, Florida, 32801.

   BASIC COST ADJUSTMENT. During each calendar year, or portion thereof, falling within the Lease Term, Tenant shall pay to Landlord as Additional Base Rental hereunder Tenant's Pro Rata Share of the amount, if any, by which Basic Costs (as defined below) for the applicable calendar year exceed the Basic Costs for the Base Year (the "Excess"). For purposes hereof, the "Base Year" shall mean the calendar year 1994. Prior to the Commencement Date and prior to January 1 of each calendar year during the Lease Term, or as soon thereafter as practical, Landlord shall make a good faith estimate of the Excess for the applicable calendar year. On or before the first day of each month during such calendar year, Tenant shall pay Landlord, as Additional Base Rental, a monthly installment equal to one-twelfth of Tenant's Pro Rata Share of Landlord's estimate of the Excess. Landlord shall have the right from time to time during any such calendar year to revise the estimate of the Excess for such year and provide Tenant with a revised statement therefor, and thereafter the amount Tenant shall pay each month shall be based upon such revised estimate. If Landlord does not provide Tenant with an estimate of the Excess by January 1 of any calendar year, Tenant shall continue to pay a monthly installment based on the previous year's estimate until such time as Landlord provides Tenant with an estimate of the Excess for the current year. Upon receipt of such current year's estimate, an adjustment shall be made for any month during the current year with respect to which Tenant paid monthly installments of Additional Base Rental based on the previous years estimate of the Excess. Tenant shall pay Landlord for any underpayment upon demand. Any overpayment shall, at Landlord's option, be refunded to Tenant or credited against the installment of Additional Base Rental due for the month immediately following the furnishing of such estimate. Any amounts paid by Tenant based on any estimate shall be subject to adjustment pursuant to Paragraph A below, when actual Basic Costs are determined for such calendar year.

   A. Basic Costs Reconciliation. As soon as is practical following the end of each calendar year during the Lease Term, Landlord shall furnish to Tenant a statement of Landlord's actual Basic Costs and the actual Excess for the previous calendar year. If for any calendar year the Additional Base Rental collected for the prior year, as a result of Landlord's estimate of Basic Costs, is in excess of Tenant's actual Pro Rata Share of the Excess for such prior year, then Landlord shall refund to Tenant any overpayment (or at Landlord's option, apply such amount against Additional Base Rental due or to become due hereunder). Likewise, Tenant shall pay to Landlord, on demand, any underpayment with respect to the prior year, whether or not the Lease has terminated prior to receipt by Tenant of a statement for such underpayment, it being understood that this clause shall survive the expiration of the Lease.

   B. Basic Costs Defined. Basic Costs shall mean all direct and indirect costs and expenses paid or incurred in each calendar year in connection with operating, maintaining, repairing, managing and owning the Building and the Property (inclusive of the Exterior Common Areas), including, without limitation, the following:

      (i) Wages and salaries of all employees (including management personnel at or below the grade of building manager) engaged in operation and maintenance, or security of the Building and personnel who may provide traffic control relating to ingress and egress to and from the Parking Area to the adjacent public streets. All taxes, insurance and benefits relating to employees providing these services shall be included, including, without limitation all payroll, social security, unemployment and other similar taxes, workmen's compensation insurance, uniforms, disability benefits, pensions, hospitalization, retirement plans, group insurance or any other similar or like expenses incurred under the provisions of any collective bargaining agreement. If Landlord elects to provide or contract for management services under an arrangement where wages, salaries, and benefits otherwise reimbursable under the subparagraph are included within a management fee, then the wages, salaries and benefits covered thereby shall no longer be directly reimbursable.

      (ii) All management fees, the cost of maintaining a management office at the Building, and all fees for legal and accounting services relating to the Building and the Property. Notwithstanding the foregoing, management fees (excluding reimbursed expenses of the management company) shall not to exceed in any one year the greater of (i) four percent (4%) of gross rents from the Building for such year, or (ii) the prevailing market management fee; provided, however, that if Landlord elects to provide or contract for management services under an arrangement where wages, salaries and benefits otherwise reimbursable under subparagraph (i) above are included within a management fee, then the management fee may exceed the foregoing management fee limitation by an amount or percentage equal to the wages, salaries, and benefits no longer directly reimbursable.

      (iii) All rental and/or purchase costs of materials, supplies, hand tools and equipment used in the operation, repair, replacement and maintenance and the control of access to the Building and the Property.

      (iv) Cost of all reasonable maintenance and service agreements for the Building and the equipment therein, including, but not limited to, alarm service, window cleaning, elevator maintenance, drapery or venetian blind cleaning, janitorial services, pest control, uniform supply, landscaping, and any parking equipment.

      (v) All premiums and deductibles paid by Landlord for fire and extended coverage insurance, earthquake and extended coverage insurance, liability and extended coverage insurance, rental loss insurance, elevator insurance, boiler insurance and other insurance customarily carried from time to time by lessors of comparable office buildings or required to be carried by Landlord's Mortgagee.

      (vi) Cost of all utilities for the Building including the cost of water and power, heating, lighting, air conditioning and ventilating for the Building.

      (vii) All taxes and assessments and governmental charges whether federal, state, county or municipal, and whether they be by taxing districts or authorities presently taxing the Building and/or leased premises or by others, subsequently created or otherwise, and any other taxes and assessments attributable to the Building or its operation. It is agreed that Tenant will be responsible for ad valorem taxes on its personal property and on the value of leasehold improvements to the extent that same exceed the Tenant Improvement Allowance. In addition, Basic Costs shall include all costs and fees incurred in connection with seeking reductions in or refunds in Taxes including, without limitation, any costs incurred by Landlord to challenge the tax valuation of the Building, but excluding income taxes.

      (viii) All landscape expenses and costs of repairing, resurfacing and striping of the parking areas of the Property, if any.

      (ix) Cost of all other repairs, replacements and general maintenance of the Property and Building neither specified above nor directly billed to tenants.

      (x) The amortized cost of capital improvements made to the Building or the Property which are primarily for the purpose of reducing operating expense costs or which are required to comply with any laws, rules or regulations of any governmental authority, the cost of such items to be amortized over a period of at least five (5) years. Such amortization shall be in accordance with generally accepted accounting principles and shall include interest at the rate of fifteen percent (15%) per annum compounded monthly. Notwithstanding the foregoing, the portion of the annual amortized costs to be included in Basic Costs in any calendar year with respect to a capital improvement which is intended to reduce expenses or improve the operating efficiency of the Property or Building shall equal the lesser of: a) such annual amortized costs; and b) the actual annual amortized reduction in expenses for that portion of the useful life of the capital improvement which falls within the Lease Term.

   C. "Exterior Common Areas" shall mean those areas of the Property which are not located within the Building and which are provided and maintained for the use and benefit of Landlord and tenants of the Building generally and the employees, invitees and licensees of Landlord and such tenants, including, without limitation, any parking garage, plaza, roads, sidewalks and landscapes.

   D. Exclusions From Basic Costs. Basic Costs shall not include the cost of capital improvements (except as above set forth), depreciation, interest (except as provided above with respect to the amortization of capital improvements), lease commissions, and principal payments on mortgage and other non-operating debts of Landlord. In addition, Basic Costs shall not include the following:

       (i) Costs incurred in connection with the initial construction or subsequent remodeling of the Building or of any other improvements now or hereafter located on the Building, including construction or remodeling of improvements in the space occupied by other tenants, complete resurfacing or restriping of parking areas, correction of defects in the initial design or construction of the Building, or any other costs required to be capitalized in accordance with generally accepted accounting principles (except as provided in subsection B.(x) above);

       (ii) interest, principal, or other payments on account of any indebtedness secured by any mortgages on any part of the Building except as permitted by subparagraph B.(x) above, rental or other payments under any ground lease, or payments in the nature of returns on or of equity of any kind;

       (iii) costs of selling, syndicating, financing, mortgaging or hypothecating any part of or interest in the Building, except as permitted by subparagraph B.(x) above;

       (iv) taxes on income, franchise taxes, inheritance taxes, or real estate transfer taxes;

       (v) depreciation, reserves of any kind, including replacement reserves and reserves for bad debts or lost rent (or premiums for insurance against rent abatements not on account of fire or other casualty);

       (vi) costs associated with the operation and internal organization and function of Landlord as a business entity;

       (vii) costs of defending or prosecuting litigation with any party, including tenants, mortgagees, or others, unless a favorable judgment would reduce or avoid an increase in Basic Costs, preserve or enhance Building service and amenities for the general benefit of the tenants of the Building, or unless the litigation is to enforce compliance with the Building rules and regulations or other standards or requirements for the general benefit of the tenants in the Building;

       (viii) fines and penalties imposed by any governmental authority for the failure to comply with any rules or regulations of such governmental entity and late charges, interest and penalties for late or improper payment of any public or private obligations, including ad valorem taxes, however, Landlord's failure to obtain a discount for early payment shall not be considered the imposition of a later charge, interest or late penalty;

       (ix) costs of removing from the Building any asbestos containing materials or hazardous wastes in the Building;

       (x) costs to the extent Landlord is reimbursed therefor from any source, including costs covered by proceeds of insurance, condemnation awards, or court judgments, amounts specifically billed to or payable by individual tenants, or costs recovered by Landlord under the terms or any manufacturer's, contractor's or other warranty;

       (xi) costs related to any other building or land not a part of the Building or the land in its immediate proximity including any allocation of costs incurred on a shared basis, such as centralized accounting costs, unless the allocation is made on a reasonable and consistent basis that fairly reflects the share of such costs actually attributable to the Building and/or the land in its immediate proximity;

       (xii) the part of any cost or other sum paid to any affiliate of Landlord that may exceed the fair market price or cost generally payable for comparable goods or services in the area of the Building;

       (xiii) costs of leasing or marketing the Building, including, without limitation, attorney's fees, brokerage commissions, space planning costs and advertising expenses;

       (xiv) costs of facilities and services which are furnished to a single tenant exclusively or to a particular category of tenant exclusively and which are not furnished or available to use by Tenant;

       (xv) damage paid by Landlord for breach of its obligations under the lease of any other tenant in the Building or under any other contractual obligation, to the extent that such damages exceed the cost, which would otherwise be includable in Basic Costs, or complying with any such obligation;

       (xvi) cost of operation of commercial concessions operated by Landlord (as distinguished from concessions providing products and services related to the operation and maintenance of the Building); and

       (xvii) any expenses resulting directly from the adjudicated negligence or wilful misconduct of Landlord, its agents, servants or employees to the extent that such expenses are in excess of the expenses Landlord would have incurred had there been no such negligence or wilful misconduct.

   E. Occupancy. Notwithstanding any language in the Lease seemingly to the contrary, if the Building is not fully occupied during any calendar year of the Lease Term, actual Basic Costs for purposes of this Exhibit B-2 shall, at Landlord's option, be determined as if the Building had been fully occupied during such year.

   F. Limitations of Basic Costs. Notwithstanding the foregoing, for purposes of computing Tenant's Pro Rata Share of Basic Costs, Controllable Basic Costs (hereinafter defined) shall not increase by more than 6% per calendar year on a cumulative basis over the course of the Lease Term. In other words, Controllable Basic Costs for the first calendar year after the Base Year shall not exceed 106% of the Controllable Basic Costs for the Base Year. Controllable Basic Costs for the second calendar year after the Base Year shall not exceed

   112.36% of the Controllable Basic Costs for the Base Year, etc. "Controllable Basic Costs" shall mean all Basic Costs exclusive of the cost of Taxes, insurance, utilities and costs Landlord is required to incur in connection with changes in applicable law.

   IN WITNESS WHEREOF, Landlord and Tenant have executed this Exhibit B-2 to the Lease in multiple original counterparts as of the day and year first above written.

ATTEST:                             LANDLORD:  SOUTH ORANGE AVENUE
                                    ASSOCIATES, an Illinois joint venture


          Karen Mikos
----------------------------------

Name (print):     Karen Mikos
             ---------------------

----------------------------------

Name (print):
             ---------------------
                                     BY:  EQUITY OFFICE PROPERTIES, INC.,
                                     an Illinois corporation as agent

                                     By:        Victoria R. Gorman
                                        -----------------------------------

                                     Name:   Victoria Gorman

                                     Title:  Vice President




                                     TENANT:  AKERMAN, SENTERFITT &
                                     EIDSON, P.A. a Professional Association


ATTEST:

       Sharon Langley Thomas
-----------------------------------

Name (print): Sharon Langley Thomas
             ----------------------

          Olivia Bellamy
-----------------------------------

Name (print):  Olivia Bellamy
             ----------------------
                                     By:         William C. Martin
                                        --------------------------------------

                                     Name:       William C. Martin III
                                           -----------------------------------

                                     Title:          President
                                           -----------------------------------

                                   EXHIBIT C

                                  WORK LETTER
                                  -----------

   This Exhibit is attached to and made a part of the Lease dated June 24, 1994, by and between SOUTH ORANGE AVENUE ASSOCIATES, an Illinois joint venture, by its agent Equity Office Properties, Inc., an Illinois corporation ("Landlord") and AKERMAN, SENTERFITT & EIDSON, P.A. a Professional Association organized under the laws of the state of Florida ("Tenant") for space in the Building located at 255 South Orange Avenue, Orlando, Florida, 32801.



   Except with respect to Landlord's obligation to provide Tenant with a Work Allowance in accordance with the terms and conditions of Exhibit E to the Lease, Landlord shall have no obligation to perform any additions, alterations or improvements to the Premises, it being agreed that the Premises are being delivered to Tenant in its "AS-IS" condition and configuration. Notwithstanding the foregoing, Landlord, at its sole cost and expense, shall be required to renovate the base building bathrooms on the 10th and 17th floors of the Building in a manner that is consistent with the Building Standard currently being used by Landlord for other bathrooms in the Building.



   IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease in multiple original counterparts as of the day and year first above written.



ATTEST:                             LANDLORD:  SOUTH ORANGE AVENUE
                                    ASSOCIATES, an Illinois joint venture




          Karen Mikos
----------------------------------

Name (print):     Karen Mikos
             ---------------------

----------------------------------

Name (print):
             ---------------------


                                     BY:  EQUITY OFFICE PROPERTIES, INC.,
                                     an Illinois corporation as agent

                                     By:        Victoria R. Gorman
                                        -----------------------------------

                                     Name:   Victoria Gorman

                                     Title:  Vice President



                                     TENANT:  AKERMAN, SENTERFITT &
                                     EIDSON, P.A. a Professional Association


ATTEST:

       Sharon Langley Thomas
-----------------------------------

Name (print): Sharon Langley Thomas
             ----------------------

          Olivia Bellamy
-----------------------------------

Name (print):    Olivia Bellamy
             ----------------------
                                     By:         William C. Martin
                                        --------------------------------------

                                     Name:       William C. Martin III
                                           -----------------------------------

                                     Title:          President
                                           -----------------------------------

                                   EXHIBIT D
                                   ---------

                         BUILDING RULES AND REGULATIONS
                         ------------------------------

   This Exhibit is attached to and made a part of the Lease dated June 24, 1994, by and between SOUTH ORANGE AVENUE ASSOCIATES, an Illinois joint venture, by its agent Equity Office Properties, Inc., an Illinois corporation ("Landlord") and AKERMAN, SENTERFITT & EIDSON, P.A. a Professional Association organized under the laws of the state of Florida ("Tenant") for space in the Building located at 255 South Orange Avenue, Orlando, Florida, 32801.


   The following rules and regulations shall apply, where applicable, to the Premises, the Building, the parking garage associated therewith (if any), the Property and the appurtenances thereto:

   1. Sidewalks, doorways, vestibules, halls, stairways and other similar areas shall not be obstructed by Tenant or used by Tenant for any purpose other than ingress and egress to and from the Premises. No rubbish, litter, trash, or material of any nature shall be placed, emptied, or thrown in those areas. At no time shall Tenant permit Tenant's employees to loiter in common areas or elsewhere in or about the Building or Property.

   2. Plumbing fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or placed therein. Damage resulting to any such fixtures or appliances from misuse by Tenant or its agents, employees or invitees, shall be paid for by Tenant, and Landlord shall not in any case be responsible therefor.

   3. No signs, advertisements or notices shall be painted or affixed on or to any windows, doors or other parts of the Building, except those of such color, size, style and in such places as shall be first approved in writing by Landlord. No nails, hooks or screws shall be driven or inserted into any part of the Premises or Building except by the Building maintenance personnel, nor shall any part of the Building be defaced by Tenant.

   4. Landlord may provide and maintain in the first floor (main lobby) of the Building an alphabetical directory board listing all Tenants, and no other directory shall be permitted unless previously consented to by Landlord in writing.

   5. Tenant shall not place any additional lock or locks on any door in the Premises or Building without Landlord's prior written consent. A reasonable number of keys to the locks on the doors in the Premises shall be furnished by Landlord to Tenant at the cost of Tenant, and Tenant shall not have any duplicate keys made. All keys shall be returned to Landlord at the expiration or earlier termination of this Lease.

   6. Tenant will refer to Landlord for Landlord's supervision, approval, and control all contractors, contractor's representatives, and installation technicians rendering any service to Tenant, before performance of any contractual service. Such supervisory action by Landlord shall not render Landlord responsible for any work performed for Tenant. This provision shall apply to all work performed in the Building, including but not limited to the installation of telephones, computer wiring, cabling, equipment, electrical devices, attachments and installations of any nature. Tenant shall be solely responsible for complying with all applicable laws, codes and ordinances pursuant to which said work shall be performed.

   7. Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by Tenant of any merchandise or materials which require the use of elevators, stairways, lobby areas, or loading dock areas, shall be restricted to hours designated by Landlord. Tenant must seek Landlord's prior approval by providing in writing a detailed listing of any such activity. If approved by Landlord, such activity shall be under the supervision of Landlord and performed in the manner stated by Landlord. Landlord may prohibit any article, equipment or any other item from being brought into the Building. Tenant is to assume all risk for damage to articles moved and injury to any persons resulting from such activity. If any equipment, property, and/or personnel of Landlord or any of any other tenant is damaged or injured as a result of or in connection with such activity, Tenant shall be solely liable for any and all damage or loss resulting therefrom.

   8. Landlord shall have the power to prescribe the weight and position of safes and other heavy equipment or items, which in all cases shall not in the opinion of Landlord exceed acceptable floor loading and weight distribution requirements. All damage done to the Building by the installation or removal of any property of Tenant, or done by Tenant's property while in the Building, shall be repaired at the expense of Tenant. Notwithstanding the foregoing, Landlord hereby acknowledges that the equipment and other personal property currently located within the Premises is not in violation of the terms of this rule with respect to floor loading and weight distribution.

   9.  Corridor doors, when not in use, shall be kept closed.

   10. Tenant shall not: (i) make or permit any improper, objectionable or unpleasant noises or odors in the Building, or otherwise interfere in any way with other tenants or persons having business with them; (ii) solicit business or distribute, or cause to be distributed, in any portion of the Building any handbills, promotional materials or other advertising; or (iii) conduct or permit any other activities in the Building that might constitute a nuisance.

   11. No animals, except seeing eye dogs, shall be brought into or kept in, on or about the Premises.

   12. No inflammable, explosive or dangerous fluid or substance shall be used or kept by Tenant in the Premises or Building. Tenant shall not, without Landlord's prior written consent, use, store, install, spill, remove, release or dispose of within or about the Premises or any other portion of the Property, any asbestos-containing materials or any solid, liquid or gaseous material now or hereafter considered toxic or hazardous under the provisions of 42 U.S.C. (S) 9601 et seq. or any other applicable environmental law which may now or hereafter be in effect. If Landlord does give written consent to Tenant pursuant to the foregoing sentence, Tenant shall comply with all applicable laws, rules and regulations pertaining to and governing such use by Tenant, and shall remain liable for all costs of cleanup or removal in connection therewith.

   13. Tenant shall not use or occupy the Premises in any manner or for any purpose which would injure the reputation or impair the present or future value of the Premises or the Building; without limiting the foregoing, Tenant shall not use or permit the Premises or any portion thereof to be used for lodging, sleeping or for any illegal purpose.

   14. Tenant shall not take any action which would violate Landlord's labor contracts affecting the Building or which would cause any work stoppage, picketing, labor disruption or dispute, or any interference with the business of Landlord or any other tenant or occupant of the Building or with the rights and privileges of any person lawfully in the Building. Tenant shall take any actions necessary to resolve any such work stoppage, picketing, labor disruption, dispute or interference and shall have pickets removed and, at the request of Landlord, immediately terminate at any time any construction work being performed in the Premises giving rise to such labor problems, until such time as Landlord shall have given its written consent for the resumption of such work. Tenant shall have no claim for damages of any nature against Landlord or any of the Landlord Related Parties in connection therewith, nor shall the date of the commencement of the Term be extended as a result thereof.

   15. Tenant shall utilize the termite and pest extermination service designated by Landlord to control termites and pests in the Premises. Tenant shall bear the cost and expense of such extermination services, provided that Tenant shall not be obligated to pay more for its participation in such termite and pest extermination services than the prevailing competitive rates charged by reputable independent termite and pest control exterminators for the same service on a direct and individual basis.

   16. Tenant shall not install, operate or maintain in the Premises or in any other area of the Building, any electrical equipment which does not bear the U/L (Underwriters Laboratories) seal of approval, or which would overload the electrical system or any part thereof beyond its capacity for proper, efficient and safe operation as determined by Landlord, taking into consideration the overall electrical system and the present and future requirements therefor in the Building. Tenant shall not furnish any cooling or heating to the Premises, including, without limitation the use of any electronic or gas heating devices, without Landlord's prior written consent.

   17. Tenant shall not operate or permit to be operated on the Premises any coin or token operated vending machine or similar device (including, without limitation, telephones, lockers, toilets, scales, amusement devices and machines for sale of beverages, foods, candy, cigarettes or other goods), except for those vending machines or similar devices which are for the sole and exclusive use of Tenant's employees, and then only if such operation does not violate the lease of any other tenant of the Building.

   18. Bicycles and other vehicles are not permitted inside or on the walkways outside the Building, except in those areas specifically designated by Landlord for such purposes.

   19. Landlord may from time to time adopt appropriate systems and procedures for the security or safety of the Building, its occupants, entry and use, or its contents. Tenant, Tenant's agents, employees, contractors, guests and invitees shall comply with Landlord's reasonable requirements relative thereto.

   20. Landlord shall have the right to prohibit the use of the name of the Building or any other publicity by Tenant that in Landlord's opinion may tend to impair the reputation of the Building or its desirability for Landlord or other tenants. Upon written notice from Landlord, Tenant will refrain from and/or discontinue such publicity immediately.

   21. Tenant shall carry out Tenant's permitted repair, maintenance, alterations, and improvements in the Premises only during times agreed to in advance by Landlord and in a manner which will not interfere with the rights of other tenants in the Building.

   22. Canvassing, soliciting, and peddling in or about the Building is prohibited. Tenant shall cooperate and use its best efforts to prevent the same.

   23. At no time shall Tenant permit or shall Tenant's agents, employees, contractors, guests, or invitees smoke in any common area of the Building, unless such common area has been declared a designated smoking area by Landlord.

   24. Tenant shall observe Landlord's rules with respect to maintaining standard window coverings at all windows in the Premises so that the Building presents a uniform exterior appearance. Tenant shall ensure that to the extent reasonably practicable, window coverings are closed on all windows in the Premises while they are exposed to the direct rays of the sun.

   25. All deliveries to or from the Premises shall be made only at such times, in the areas and through the entrances and exits designated for such purposes by Landlord. Tenant shall not permit the process of receiving deliveries to or from the Premises outside of said areas or in a manner which may interfere with the use by any other tenant of its premises or of any common areas, any pedestrian use of such area, or any use which is inconsistent with good business practice.

   26. The work of cleaning personnel shall not be hindered by Tenant after 5:30 p.m., and such cleaning work may be done at any time when the offices are vacant. Windows, doors and fixtures may be cleaned at any time. Tenant shall provide adequate waste and rubbish receptacles necessary to prevent unreasonable hardship to Landlord regarding cleaning service.


   IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease in multiple original counterparts as of the day and year first above written.

ATTEST:                             LANDLORD:  SOUTH ORANGE AVENUE
                                    ASSOCIATES, an Illinois joint venture




          Karen Mikos
----------------------------------

Name (print):     Karen Mikos
             ---------------------

----------------------------------

Name (print):
             ---------------------


                                     BY:  EQUITY OFFICE PROPERTIES, INC.,
                                     an Illinois corporation as agent

                                     By:        Victoria R. Gorman
                                        -----------------------------------

                                     Name:   Victoria Gorman

                                     Title:  Vice President



                                     TENANT:  AKERMAN, SENTERFITT &
                                     EIDSON, P.A. a Professional Association


ATTEST:

       Sharon Langley Thomas
-----------------------------------

Name (print): Sharon Langley Thomas
             ----------------------

          Olivia Bellamy
-----------------------------------

Name (print):    Olivia Bellamy
             ----------------------
                                     By:         William C. Martin
                                        --------------------------------------

                                     Name:       William C. Martin III
                                           -----------------------------------

                                     Title:          President
                                           -----------------------------------

                                   EXHIBIT E
                                   ---------

                                ADDITIONAL TERMS
                                ----------------

   This Exhibit is attached to and made a part of the Lease dated June 24, 1994, by and between SOUTH ORANGE AVENUE ASSOCIATES, an Illinois joint venture, by its agent Equity Office Properties, Inc., an Illinois corporation ("Landlord") and AKERMAN, SENTERFITT & EIDSON, P.A. a Professional Association organized under the laws of the state of Florida ("Tenant") for space in the Building located at 255 South Orange Avenue, Orlando, Florida, 32801.

1)  Initial Work Allowance.   Landlord agrees to contribute an amount not to
exceed Five Hundred Twenty-Three Thousand Seven Hundred Fifty-Two and 00/100 Dollars ($523,752.00) (the "Work Allowance") toward the cost of performing improvements to the Premises (the "Initial Improvements") on or after September 30, 1994. All such Initial Improvements shall be performed in compliance with the terms and conditions of the Lease, including, without limitation, the prior approval of Landlord with respect to the Initial Improvements to be performed and the contractors to be retained to perform such Initial Improvements. The Work Allowance shall be paid as follows: During construction of the Initial Improvements, upon receipt by Landlord of necessary waivers of mechanics liens from the general contractor and the subcontractors retained by Tenant, percentage completion certificates from Tenant, the general contractor and Tenant's architect, a sworn contractor's affidavit from the general contractor and a request to disburse from Tenant containing an approval by Tenant of the work done, Landlord shall disburse the Work Allowance funds within thirty (30) days of receipt of the documentation provided above, subject to ten percent (10%) retention, to the order of the general contractor or, and Landlord's election, to the joint order of the general contractor and all included subcontractors. If the cost of the Initial Improvements exceeds the Work Allowance then the Work Allowance will be disbursed in the proportion that the Work Allowance bears to the total cost of the Initial Improvements. Upon completion of the Initial Improvements, and prior to final disbursement of the Work Allowance, Tenant shall furnish Landlord with: A. general contractor and architectural completion affidavits, B. full and final waivers of lien, C. receipted bills covering all labor and materials expended and used, D. as-built plans of the Initial Improvements and E. the certification of Tenant and its architect that the Initial Improvements have been installed in a good and workmanlike manner in accordance with the approved plans, and in accordance with applicable codes and ordinances. Notwithstanding anything herein to the contrary, Landlord shall not be obligated to disburse any portion of the Work Allowance during the continuance of an uncured default under the Lease, and Landlord's obligation to disburse shall only resume when and if such default is cured. The Work Allowance may only be used for the cost of labor, material and contractors fees for the Initial Improvements to the Premises and the cost of preparing plans and drawings in connection therewith. In no event shall the Work Allowance be used for the purchase of equipment, furniture and other items of personal property of Tenant. In the event Tenant does not use the entire Work Allowance for the performance of Initial Improvements, Tenant, at its option, shall be entitled to apply any unused portion of such Work Allowance (i) toward the cost of any improvements performed on or before August, 1996 in the Expansion Space (hereinafter defined), 11th Floor Offering Space (hereinafter defined) or 16th Floor Offering Space (hereinafter defined), or (ii) as a credit against Base Rental due hereunder, provided that in no event shall the aggregate amount of any credit against Base Rental exceed One Hundred Fifty-Seven Thousand One Hundred Twenty-Five and 60/100 Dollars ($157,125.60). Tenant, by written notice to Landlord, shall advise Landlord of the manner in which any unused Work Allowance shall be applied and, with respect to any credit against Base Rental, the months for which such credit will be applicable. Notwithstanding the foregoing, if Tenant has not applied the entire unused portion of the Work Allowance by August 1, 1996, any remaining Work Allowance shall, subject to the $157,125.60 limitation set forth above, be applied as a credit against Base Rental for the month of September, 1996 and each subsequent month until the unapplied balance of the Work Allowance has been reduced to $0.00.

2) Refurbishment Allowance. Landlord agrees to contribute an amount not to exceed Two Hundred Sixty-One Thousand Eight Hundred Seventy-Six and 00/100 Dollars ($261,876.00) (the "Refurbishment Allowance") toward the cost of performing improvements to the Premises (the "Refurbishment Improvements") on or after January 1, 2000. All such Refurbishment Improvements shall be performed in compliance with the terms and conditions of the Lease, including, without limitation, the prior approval of Landlord with respect to the Refurbishment Improvements to be performed and the contractors to be retained to perform such Refurbishment Improvements. The Refurbishment Allowance shall be paid as follows: During construction of the Refurbishment Improvements, upon receipt by Landlord of necessary waivers of mechanics liens from the general contractor and the subcontractors retained by Tenant, percentage completion certificates from Tenant, the general contractor and Tenant's architect, a sworn contractor's affidavit from the general contractor and a request to disburse from Tenant containing an approval by Tenant of the work done, Landlord shall disburse the Refurbishment Allowance funds within thirty (30) days of receipt of the documentation provided above, subject to ten percent (10%) retention, to the order of the general contractor or, and Landlord's election, to the joint order of the general contractor and all included subcontractors. If the cost of the

Refurbishment Improvements exceeds the Refurbishment Allowance then the Refurbishment Allowance will be disbursed in the proportion that the Refurbishment Allowance bears to the total cost of the Refurbishment Improvements. Upon completion of the Refurbishment Improvements, and prior to final disbursement of the Refurbishment Allowance, Tenant shall furnish Landlord with: A. general contractor and architectural completion affidavits, B. full and final waivers of lien, C. receipted bills covering all labor and materials expended and used, D. as-built plans of the Refurbishment Improvements and E. the certification of Tenant and its architect that the Refurbishment Improvements have been installed in a good and workmanlike manner in accordance with the approved plans, and in accordance with applicable codes and ordinances. Notwithstanding anything herein to the contrary, Landlord shall not be obligated to disburse any portion of the Refurbishment Allowance during the continuance of an uncured default under the Lease, and Landlord's obligation to disburse shall only resume when and if such default is cured. The Refurbishment Allowance may only be used for the cost of labor, material and contractors fees for the Refurbishment Improvements to the Premises and the cost of preparing plans and drawings in connection therewith. In no event shall the Refurbishment Allowance be used for the purchase of equipment, furniture and other items of personal property of Tenant. In the event Tenant does not use the entire Refurbishment Allowance for the performance of Refurbishment Improvements, any unused amount shall accrue to the sole benefit of Landlord, it being understood that Tenant shall not be entitled to any credit, abatement or other concession in connection therewith.

3)  Parking.
    -------

   A. During the Lease Term, Tenant shall have the right to lease from Landlord or, to the extent applicable, the third party manager retained by Landlord to operate the Building Garage, up to a total of one hundred twenty (120) parking spaces (the "Spaces") for the use of Tenant and its employees. Fifty-one (51) of the One Hundred Twenty Spaces shall be preferred parking located below the fifth level of the Building Garage and in a covered area. Tenant shall pay Landlord, or the Building Garage operator, as the case may be, rent for the Spaces (the Parking Rent") in monthly installments at the initial rate of $65.00 per Space per month for the period beginning on the execution of this Lease and ending December 31, 1999 and $80.00 per Space per month for the period beginning January 1, 2000 and ending December 31, 2005. No deductions or allowances shall be made for days when Tenant or any of its employees does not utilize the parking facilities or for Tenant utilizing less than all of the Spaces. Tenant shall not have the right to lease or otherwise use more than the number set forth above, provided if Tenant leases additional office space from Landlord during the Lease Term, Tenant shall be entitled to lease additional non-preferred Spaces at the rate of 2.25 spaces for each additional 1,000 square feet of Rentable Area leased by Tenant. Tenant shall pay rental for each such additional space at the prevailing rate being charged by Landlord from time to time. Any of Tenant's visitors shall be required to pay for visitor parking at the rate established by Landlord from time to time, provided that Landlord shall provide Tenant with a visitor validation allowance of $500.00 per month for the Lease Term.

   B. Except for particular spaces and areas designated by Landlord for reserved parking or preferred parking, all parking in the Building Garage shall be on an unreserved, first-come, first-served basis.

   C. Landlord shall not be responsible for money, jewelry, automobiles or other personal property lost in or stolen from the Garage regardless of whether such loss or theft occurs when the Garage or other areas therein are locked or otherwise secured against entry. Except as caused by the negligence or wilful misconduct of Landlord, Landlord shall not be liable for any loss, injury or damage to persons using the Garage or automobiles or other property therein, it being agreed that, to the fullest extent permitted by law, the use of the Garage and the Spaces shall be at the sole risk of Tenant and its employees.

   D. Landlord shall have the right from time to time to promulgate reasonable rules and regulations regarding the Garage, the Spaces and the use thereof, including, but not limited to, rules and regulations controlling the flow of traffic to and from various parking areas, the angle and direction of parking and the like. Tenant shall comply with and cause its employees to comply with all such rules and regulations as well as all reasonable additions and amendments thereto.

   E. Tenant shall not store or permit its employees to store any automobiles in the Garage without the prior written consent of Landlord. Except for emergency repairs, Tenant and its employees shall not perform any work on any automobiles while located in the Garage or on the Property. If it is necessary for Tenant or its employees to leave an automobile in the Garage overnight, Tenant shall provide Landlord with prior notice thereof designating the license plate number and model of such automobile.

   F. Landlord shall have the right to temporarily close the Garage or certain areas therein in order to perform necessary repairs, maintenance and improvements to the Garage.

   G. Tenant shall not assign or sublease any of the Spaces without the consent of Landlord.

   H. Landlord may elect to provide parking cards or keys to control access to the Garage. In such event, Landlord shall provide Tenant with one card or key for each Space that Tenant is leasing hereunder, provided that Landlord shall have the right to require Tenant or its employees to place a deposit on such access cards or keys and to pay a fee for any lost or damaged cards or keys.

4. Landlord Default. Landlord shall be in default under this Lease if Landlord fails to perform any of its obligations hereunder and said failure continues for a period of thirty (30) days after written notice from Tenant to Landlord and Landlord's Mortgagee describing the default in reasonable detail (provided that if such failure cannot reasonably be cured within thirty (30) days, Landlord shall be in default hereunder only if Landlord fails to commence to cure such default within thirty (30) days after notice from Tenant or having commenced the curative action within thirty (30) days, fails to diligently pursue same). Tenant shall be entitled to pursue any and all applicable remedies provided by Florida law in connection with a default by Landlord hereunder. In addition, if Tenant files suit against Landlord for any alleged default by Landlord of its obligations hereunder, Tenant shall have the right to pay Base Rental and Additional Base Rental into a court approved interest bearing escrow account until such time as the legal action in question has been resolved by final judgment, settlement or dismissal. Notwithstanding the foregoing, Tenant shall only be entitled to pay into escrow the amount that Tenant could reasonably be expected to recover as compensatory damages in the event that it prevails in its action against Landlord, taking into consideration the amount, if any, that Landlord could reasonably be expected to recover in the event that it prevails in any counterclaim brought against Tenant. Any amounts due and owing from Tenant to Landlord pursuant to this Lease in excess of the amount that Tenant could reasonably be expected to recover shall be paid by Tenant to Landlord, and not into the escrow, as and when they come due. In no event shall any claims for punitive or other non-compensatory damages be considered in determining the amount that Tenant shall be entitled to pay into escrow. Upon resolution by final judgment or settlement, any sums held in escrow, including any interest earned thereon, shall be disbursed to Landlord and Tenant pursuant to the terms of such judgment or settlement. In the event of a dismissal, all sums held in escrow, including any interest thereon, shall be disbursed to Landlord.

5. Shared Monument Signage.
   -----------------------

   A. In the event that Landlord replaces its existing non-exclusive monument sign on Orange Avenue or installs a new non-exclusive monument sign at the entrance to the Building on Orange Avenue (such replacement or new sign being referred to herein as the "Monument Sign"), Tenant shall have the right to have its name listed on such Monument Sign, if:

   1. Tenant is not in monetary default or material non-monetary default under the Lease after the expiration of applicable cure periods; and

   2.  No more than twenty-five percent (25%) of the Premises is sublet; and

   3.  The Lease has not been assigned; and

   4.  Tenant has not vacated or abandoned the Premises.

   B. If Landlord elects to install a non-exclusive Monument Sign, the cost of such sign shall be split equally by Tenant and all other tenants initially included on such Monument sign, provided that Tenant shall have the right to elect not to be listed on the Monument Sign and, accordingly, not be required to share in the cost thereof. Landlord, in its sole discretion, shall have the right to determine the design of the Monument Sign (including, without limitation, the size, material, shape and lettering of the Monument Sign) and the precise location and method of installation provided, however, the size, material, shape and lettering of the various tenant's names shall be reasonably uniform. Landlord shall have the right to remove Tenant's name from the Monument Sign at any time during the Lease Term if Akerman, Senterfitt & Eidson (or any successor by means of a purchase, consolidation or merger) occupies less than 60% of the Rentable Area of the Premises.

6.     Right of First Offer for 16th Floor.
       -----------------------------------

   A. Landlord, at any time after it has determined to lease space on the 16th floor of the Building to a third party other than the then existing tenant in such space (but prior to leasing such space to a third party), shall advise Tenant (the "Advice") that such space is available for lease. Space on the 16th Floor of the Building that is available for lease shall be referred to herein as "16th Floor Offering Space". Landlord's Advice shall set forth the square footage of the 16th Floor Offering Space and the date the 16th Floor Offering Space will be available for lease by Tenant. Tenant may lease the portion of the 16th Floor Offering Space that is available for lease ("Right of First Offer") under the terms set forth herein by providing Landlord with written notice of exercise ("Notice of Exercise") within five (5) days after the date of the Advice. Notwithstanding the foregoing, Tenant shall have no right to lease 16th Floor Offering Space, and Landlord need not give the Advice, if:

   1. Tenant is in default under the Lease after the expiration of applicable cure periods at the time Landlord would otherwise deliver the Advice; or

   2. the Premises, or any portion thereof, is sublet at the time Landlord would otherwise deliver the Advice; or

   3. the Lease has been assigned prior to the time Landlord would otherwise deliver the Advice; or

   4. there is less than five (5) years remaining on the initial Lease Term on the date Landlord otherwise would have provided Tenant with an Advice; or

   5. the 16th Floor Offering Space is subject to the rights of any other tenant in the Building existing on the date hereof, regardless of whether such rights are identified as a right of first offer, right of first refusal, expansion option or otherwise.

B. The annual Base Rental rate per square foot for the 16th Floor Offering Space shall be the Prevailing Market Rate (hereinafter defined) per square foot for the 16th Floor Offering Space, provided that, with respect to the first 4,000 rentable square feet of 16th Floor Offering Space leased by Tenant, the Base Rental rate shall not be more than 110% of the Base Rental rate for the initial Premises or less than 90% of the Base Rental rate for the initial Premises. The Base Rental shall increase, if at all, in accordance with the increases assumed in the determination of the Prevailing Market Rate. Landlord, within ten (10) days after receipt of Tenant's Notice of Exercise, shall advise Tenant of the applicable Base Rental rate for the 16th Floor Offering Space. Tenant, within five (5) days after the date on which Landlord advises Tenant of the applicable Base Rental rate shall either (i) give Landlord final binding written notice ("Binding Notice") of Tenant's exercise of its option for the 16th Floor Offering Space, or (ii) if Tenant disagrees with Landlord's determination of the Prevailing Market Rate, provide Landlord with written notice of rejection (the "Rejection Notice"). If Tenant fails to provide Landlord with either a Binding Notice or Rejection Notice within such five (5) day period, Tenant's exercise of its Right of First Offer shall be null and void and of no further force and effect. If Tenant provides Landlord with a Binding Notice, Landlord and Tenant shall enter into the Offering Amendment (hereinafter defined) upon the terms and conditions set forth herein. If Tenant provides Landlord with a Rejection Notice, Landlord and Tenant shall work together in good faith to agree upon the Prevailing Market Rate for the 16th Floor Offering Space. Upon agreement, Landlord and Tenant shall enter into the Offering Amendment in accordance with the terms and conditions hereof. Notwithstanding the foregoing, if Landlord and Tenant are unable to agree upon the Prevailing Market Rate for the 16th Floor Offering Space within ten (10) days after the date on which Tenant provides Landlord with a Rejection Notice, Tenant's exercise of its Right of First Offer shall be null and void and of no force and effect.

   C. Tenant shall pay Additional Base Rental (i.e. Basic Costs) for the 16th Floor Offering Space on the same terms and conditions set forth in Exhibit B-2 of this Lease, provided that Tenant's Pro Rata Share shall increase appropriately to account for the addition of the 16th Floor Offering Space.

   D. Upon Tenant's exercise of its Right of First Offer, Tenant, at its sole cost and expense (subject to the Offering Allowance provided below) shall proceed in good faith and with due diligence to cause space plans and construction drawings for the initial improvements to the 16th Floor Offering Space to be completed and ready for bid by no later than thirty (30) days after Tenant's exercise of its Right of First Offer. Tenant shall enter into a contract for the initial improvements to the 16th Floor Offering Space with a general contractor selected by Tenant and approved by Landlord, which improvements shall be performed at Tenant's sole cost and expense, subject to the Offering Allowance. The lease term for the 16th Floor Offering Space leased by Tenant shall commence upon the earlier of (i) substantial completion of the initial improvements therein, (ii) the date Tenant occupies the 16th Floor Offering Space for the purpose of conducting its business therein, and (iii) ninety (90) days after Tenant is provided with possession of the 16th Floor Offering Space for the purpose of performing improvements therein. The Lease Term for the 16th Floor Offering Space shall expire on the Termination Date. Notwithstanding anything herein to the contrary, Tenant shall be entitled to receive an improvement allowance to be applied toward the cost of initial improvements to be performed in the 16th Floor Offering Space (the "Offering Improvements"), including the cost of preparing plans, drawings and specifications in connection therewith, in an amount not to exceed the sum derived by multiplying $.139 by the number of full calendar months remaining in the initial Lease Term on the commencement date for the 16th Floor Offering Space (the "Offering Allowance"). Such Offering Allowance shall be taken into consideration in the determination of the Prevailing Market Base Rental rate for the 16th Floor Offering Space. Such Offering Allowance shall be payable in the same manner set forth in Section 1 of Exhibit E to the Lease with respect to the payment of the Work Allowance. In no event shall the Offering Allowance be applied toward the cost of purchasing furniture, equipment or other personal property of Tenant.

   E. If Tenant exercises its Right of First Offer, Landlord shall prepare an amendment (the "16th Floor Offering Space Amendment") adding the 16th Floor Offering Space to the Premises on the applicable terms set forth herein and reflecting the changes in the Base Rental, Rentable Area of the Premises, Tenant's Pro Rata Share and other appropriate terms. A copy of the 16th Floor Offering Space Amendment shall be (i) sent to Tenant within a reasonable time after Landlord's receipt of the Notice of Exercise, and (ii) executed by Tenant and returned to Landlord within fifteen (15) days thereafter.

   F. The rights of Tenant hereunder with respect to any 16th Floor Offering Space shall terminate on the earlier to occur of (i) Tenant's failure to exercise its Right of First Offer within the five (5) day period provided in paragraph A above, and (ii) the date Landlord would have provided Tenant an Advice if Tenant had not been in violation of one or more of the conditions set forth in Paragraph A above.

   G. For purposes hereof, "Prevailing Market Rate" shall mean the annual rental rate per square foot for space comparable to the 16th Floor Offering Space in the Building and office buildings comparable to the Building under leases and renewal and extension amendments being entered into at or about the time that the Prevailing Market Rate is being determined giving appropriate consideration to tenant concessions, brokerage commissions, tenant improvement allowances, and the method of allocating Basic Costs. Notwithstanding the foregoing, space leased under any of the following circumstances shall not be considered to be comparable for purposes hereof: (i) the lease term is for less than five (5) years, (ii) the space is encumbered by the option rights of another tenant, or (iii) the space has a lack of windows and\or an awkward or unusual shape or configuration. The foregoing is not intended to be an exclusive list of space that will not be considered to be comparable.

7.     Expansion Option.
       ----------------

   A. Tenant shall have the option (the "Expansion Option") to lease the 3,988 square feet of Rentable Area located on the 11th floor of the Building and shown cross-hatched on Exhibit F to this Lease (the "Expansion Space") if:

   1. Landlord receives written notice (the "Expansion Notice") from Tenant of the exercise of its Expansion Option on or before June 30, 1995; and

   2. Tenant is not in default under this Lease at the time Landlord receives the Expansion Notice; and

   3. no part of the Premises is sublet at the time Landlord receives the Expansion Notice; and

   4. this Lease has not been assigned prior to the time Landlord receives the Expansion Notice.

   B. The annual Base Rental rate per square foot for the Expansion Space shall be the Prevailing Market Rate (hereinafter defined) per square foot for the Expansion Space. The Base Rental shall increase, if at all, in accordance with the increases assumed in the determination of the Prevailing Market Rate. Landlord, within fifteen (15) days after receipt of Tenant's Expansion Notice, shall advise Tenant of the applicable Base Rental rate for the Expansion Space. Tenant, within fifteen (15) days after the date on which Landlord advises Tenant of the applicable Base Rental rate shall either (i) give Landlord final binding written notice ("Binding Notice") of Tenant's exercise of its option for the Expansion Space, or (ii) if Tenant disagrees with Landlord's determination of the Prevailing Market Rate, provide Landlord with written notice of rejection (the "Rejection Notice"). If Tenant fails to provide Landlord with either a Binding Notice or Rejection Notice within such fifteen (15) day period, Tenant's exercise of its Expansion Option shall be null and void and of no further force and effect. If Tenant provides Landlord with a Binding Notice, Landlord and Tenant shall enter into the Expansion Amendment (hereinafter defined) upon the terms and conditions set forth herein. If Tenant provides Landlord with a Rejection Notice, Landlord and Tenant shall work together in good faith to agree upon the Prevailing Market Rate for the Expansion Space. Upon agreement, Landlord and Tenant shall enter into the Expansion Amendment in accordance with the terms and conditions hereof. Notwithstanding the foregoing, if Landlord and Tenant are unable to agree upon the Prevailing Market Rate for the Expansion Space within thirty (30) days after the date on which Tenant provides Landlord with a Rejection Notice, Tenant's exercise of its Expansion Option shall be null and void and of no force and effect.

   C. Tenant shall pay Additional Base Rental (i.e. Basic Costs) for the Expansion Space on the same terms and conditions set forth in Exhibit B-2 of this Lease, provided that Tenant's Pro Rata Share shall increase appropriately to account for the addition of the Expansion Space.

   D. Upon Tenant's exercise of its Expansion Option, Tenant, at its sole cost and expense (subject to the Expansion Allowance provided below) shall proceed in good faith and with due diligence to cause space plans and construction drawings for the initial improvements to the Expansion Space to be completed and ready for bid by no later than thirty (30) days prior to the date on which Tenant will be provided with possession of the Expansion Space. Landlord hereby represents that the Expansion Space is currently leased to Prudential Real Estate under the terms of a lease that is scheduled to expire on December 31, 1995. If Tenant exercises its Expansion Option, Landlord shall provide Tenant with possession of the Expansion Space on the later to occur of January 1, 1996 or the date on which Prudential Real Estate vacates the Expansion Space, provided that if Prudential Real Estate fails to vacate the Expansion Space on December 31, 1995, Landlord shall use good faith efforts to obtain possession of such Expansion Space as soon as reasonably possible. Tenant shall enter into a contract for the initial improvements to the Expansion Space with a general contractor selected by Tenant and approved by Landlord, which improvements shall be performed at Tenant's sole cost and expense, subject to the Expansion Allowance. The lease term for the Expansion Space leased by Tenant shall commence upon the earlier of (i) substantial completion of the initial improvements therein, (ii) the date Tenant occupies the Expansion Space for the purpose of conducting its business therein, and (iii) ninety (90) days after Tenant is provided with possession of the Expansion Space for the purpose of performing improvements therein. The Lease Term for the Expansion Space shall expire on the Termination Date. Notwithstanding anything herein to the contrary, Tenant shall be entitled to receive an improvement allowance to be applied toward the cost of initial improvements to be performed in the Expansion Space (the "Expansion Improvements"), including the cost of preparing plans, drawings and specifications in connection therewith, in an amount not to exceed the sum derived by multiplying $.139 by the number of full calendar months remaining in the initial Lease Term on the commencement date for the Expansion Space (the "Expansion Allowance"). Such Expansion Allowance shall be taken into consideration in the determination of the Prevailing Market Base Rental rate for the Expansion Space. Such Expansion Allowance shall be payable in the same manner set forth in Section 1 of Exhibit E to the Lease with respect to the payment of the Work Allowance. In no event shall the Expansion Allowance be applied toward the cost of purchasing furniture, equipment or other personal property of Tenant.

   E. If Tenant exercises its Expansion Option, Landlord shall prepare an amendment (the "Expansion Space Amendment") adding the Expansion Space to the Premises on the applicable terms set forth herein and reflecting the changes in the Base Rental, Rentable Area of the Premises, Tenant's Pro Rata Share and other appropriate terms. A copy of the Expansion Space Amendment shall be (i) sent to Tenant within a reasonable time after Landlord's receipt of the Expansion Notice, and (ii) executed by Tenant and returned to Landlord within fifteen (15) days thereafter.

   F. For purposes hereof, "Prevailing Market Rate" shall mean the annual rental rate per square foot for space comparable to the Expansion Space in the Building and office buildings comparable to the Building under leases and renewal and extension amendments being entered into at or about the time that the Prevailing Market Rate is being determined giving appropriate consideration to tenant concessions, brokerage commissions, tenant improvement allowances, and the method of allocating Basic Costs. Notwithstanding the foregoing, space leased under any of the following circumstances shall not be considered to be comparable for purposes hereof: (i) the lease term is for less than five (5) years, (ii) the space is encumbered by the option rights of another tenant, or
(iii) the space has a lack of windows and\or an awkward or unusual shape or configuration. The foregoing is not intended to be an exclusive list of space that will not be considered to be comparable.

8.     Right of First Offer for 11th Floor.
       -----------------------------------

   A. Landlord, at any time after it has determined to lease space on the 11th floor of the Building to a third party other than the then existing tenant in such space (but prior to leasing such space to a third party), shall advise Tenant (the "Advice") that such space is available for lease. Space on the 11th Floor of the Building that is available for lease shall be referred to herein as "11th Floor Offering Space". Landlord's Advice shall set forth the square footage of the 11th Floor Offering Space and the date the 11th Floor Offering Space will be available for lease by Tenant. Tenant may lease the portion of the 11th Floor Offering Space that is available for lease ("Right of First Offer") under the terms set forth herein by providing Landlord with written notice of exercise ("Notice of Exercise") within five (5) days after the date of the Advice. Notwithstanding the foregoing, Tenant shall have no right to lease 11th Floor Offering Space, and Landlord need not give the Advice, if:

   1. Tenant is in default under the Lease after the expiration of applicable cure periods at the time Landlord would otherwise deliver the Advice; or

   2. the Premises, or any portion thereof, is sublet at the time Landlord would otherwise deliver the Advice; or

   3. the Lease has been assigned prior to the time Landlord would otherwise deliver the Advice; or

   4. there is less than five (5) years remaining on the initial Lease Term on the date Landlord otherwise would have provided Tenant with an Advice; or

   5. the 11th Floor Offering Space is subject to the rights of any other tenant in the Building existing on the date hereof, regardless of whether such rights are identified as a right of first offer, right of first refusal, expansion option or otherwise.

   B. The annual Base Rental rate per square foot for the 11th Floor Offering Space shall be the Prevailing Market Rate (hereinafter defined) per square foot for the 11th Floor Offering Space. The Base Rental shall increase, if at all, in accordance with the increases assumed in the determination of the Prevailing Market Rate. Landlord, within ten (10) days after receipt of Tenant's Notice of Exercise, shall advise Tenant of the applicable Base Rental rate for the 11th Floor Offering Space. Tenant, within five (5) days after the date on which Landlord advises Tenant of the applicable Base Rental rate shall either (i) give Landlord final binding written notice ("Binding Notice") of Tenant's exercise of its option for the 11th Floor Offering Space, or (ii) if Tenant disagrees with Landlord's determination of the Prevailing Market Rate, provide Landlord with written notice of rejection (the "Rejection Notice"). If Tenant fails to provide Landlord with either a Binding Notice or Rejection Notice within such five (5) day period, Tenant's exercise of its Right of First Offer shall be null and void and of no further force and effect. If Tenant provides Landlord with a Binding Notice, Landlord and Tenant shall enter into the Offering Amendment (hereinafter defined) upon the terms and conditions set forth herein. If Tenant provides Landlord with a Rejection Notice, Landlord and Tenant shall work together in good faith to agree upon the Prevailing Market Rate for the 11th Floor Offering Space. Upon agreement, Landlord and Tenant shall enter into the Offering Amendment in accordance with the terms and conditions hereof. Notwithstanding the foregoing, if Landlord and Tenant are unable to agree upon the Prevailing Market Rate for the 11th Floor Offering Space within ten (10) days after the date on which Tenant provides Landlord with a Rejection Notice, Tenant's exercise of its Right of First Offer shall be null and void and of no force and effect.

   C. Tenant shall pay Additional Base Rental (i.e. Basic Costs) for the 11th Floor Offering Space on the same terms and conditions set forth in Exhibit B-2 of this Lease, provided that Tenant's Pro Rata Share shall increase appropriately to account for the addition of the 11th Floor Offering Space.

   D. Upon Tenant's exercise of its Right of First Offer, Tenant, at its sole cost and expense (subject to the Offering Allowance provided below) shall proceed in good faith and with due diligence to cause space plans and construction drawings for the initial improvements to the 11th Floor Offering Space to be completed and ready for bid by no later than thirty (30) days after Tenant's exercise of its Right of First Offer. Tenant shall enter into a contract for the initial improvements to the 11th Floor Offering Space with a general contractor selected by Tenant and approved by Landlord, which improvements shall be performed at Tenant's sole cost and expense, subject to the Offering Allowance. The lease term for the 11th Floor Offering Space leased by Tenant shall commence upon the earlier of (i) substantial completion of the initial improvements therein, (ii) the date Tenant occupies the 11th Floor Offering Space for the purpose of conducting its business therein, and (iii) ninety (90) days after Tenant is provided with possession of the 11th Floor Offering Space for the purpose of performing improvements therein. The Lease Term for the 11th Floor Offering Space shall expire on the Termination Date. Notwithstanding anything herein to the contrary, Tenant shall be entitled to receive an improvement allowance to be applied toward the cost of initial improvements to be performed in the 11th Floor Offering Space (the "Offering Improvements"), including the cost of preparing plans, drawings and specifications in connection therewith, in an amount not to exceed the sum derived by multiplying $.139 by the number of full calendar months remaining in the initial Lease Term on the commencement date for the 11th Floor Offering Space (the "Offering Allowance"). Such Offering Allowance shall be taken into consideration in the determination of the Prevailing Market Rate for the 11th Floor Offering Space. Such Offering Allowance shall be payable in the same manner set forth in Section 1 of Exhibit E to the Lease with respect to the payment of the Work Allowance. In no event shall the Offering Allowance be applied toward the cost of purchasing furniture, equipment or other personal property of Tenant.

   E. If Tenant exercises its Right of First Offer, Landlord shall prepare an amendment (the "11th Floor Offering Space Amendment") adding the 11th Floor Offering Space to the Premises on the applicable terms set forth herein and reflecting the changes in the Base Rental, Rentable Area of the Premises, Tenant's Pro Rata Share and other appropriate terms. A copy of the 11th Floor Offering Space Amendment shall be (i) sent to Tenant within a reasonable time after Landlord's receipt of the Notice of Exercise, and (ii) executed by Tenant and returned to Landlord within fifteen (15) days thereafter.

   F. The rights of Tenant hereunder with respect to any 11th Floor Offering Space shall terminate on the earlier to occur of (i) Tenant's failure to exercise its Right of First Offer within the five (5) day period provided in paragraph A above, and (ii) the date Landlord would have provided Tenant an Advice if Tenant had not been in violation of one or more of the conditions set forth in Paragraph A above.

   G. For purposes hereof, "Prevailing Market Rate" shall mean the annual rental rate per square foot for space comparable to the 11th Floor Offering Space in the Building and office buildings comparable to the Building under leases and renewal and extension amendments being entered into at or about the time that the Prevailing Market Rate is being determined giving appropriate consideration to tenant concessions, brokerage commissions, tenant improvement allowances, and the method of allocating Basic Costs. Notwithstanding the foregoing, space leased under any of the following circumstances shall not be considered to be comparable for purposes hereof: (i) the lease term is for less than five (5) years, (ii) the space is encumbered by the option rights of another tenant, or (iii) the space has a lack of windows and\or an awkward or unusual shape or configuration. The foregoing is not intended to be an exclusive list of space that will not be considered to be comparable.

9. Abandonment. Landlord hereby agrees that the vacation or abandonment of the Premises by Tenant shall not by itself constitute a default by Tenant under the Lease so long as no monetary Event of Default otherwise exists. Notwithstanding the foregoing, Tenant, within thirty (30) days following its vacation of the Premises, shall notify Landlord of its intentions regarding reoccupancy. If Tenant abandons or vacates the Premises without plans to reoccupy within three
(3) months thereafter, Tenant shall use reasonable efforts to sublet or assign the entire Premises, for the period that Tenant will not be in occupancy, to a party that will occupy the Premises. Such reasonable efforts shall require Tenant, at a minimum, to actively commence to market the Premises within thirty
(30) days after Tenant vacates or abandons the Premises (as the case may be).
If Tenant fails to use reasonable efforts to sublet or assign the Premises or, even if reasonable efforts are used, fails to sublet or assign the Premises within six (6) months after the date of such abandonment or vacation, Landlord shall have the right to recapture the Premises and terminate this Lease by notice to Tenant given at any time prior to the date that Tenant notifies Landlord that it has assigned the Lease or sublet the entire Premises and effective upon the date of such recapture and termination, Tenant shall be relieved of all obligations under this Lease thereafter accruing. In addition, Landlord shall have the right to recapture the Premises and terminate the Lease by written notice to Tenant if the Premises are vacant for more than ninety (90) consecutive days at any time during the last year of the term and effective upon the date of such recapture and termination, Tenant shall be relieved of all obligations under this Lease thereafter accruing. If Landlord elects to recapture the Premises and terminate the Lease, Tenant shall use all due diligence, but in no event shall Tenant have longer than thirty (30) days, to remove any personal property remaining in the Premises. If Tenant fails to remove its personal property within such thirty (30) day period, Landlord shall have the right, but not the obligation, to: (a) provide for the storage of any personal property remaining in the Premises without liability of any kind or nature for the cost of storage or the return of the personal property to Tenant, and/or (b) take title to the abandoned personal property, which title shall pass to Landlord under this Lease as a Bill of Sale, without additional payments or credit from Landlord to Tenant.

10. Consent by Landlord. Except with regard to requests for consent or approval that require Landlord to make a determination of the aesthetics of certain signage, alterations or other things that would be visible form outside the Premises or Building or to assume certain risks, including, without limitation, the risk that a certain alteration, addition and/or improvement could adversely affect the mechanical systems or structure of the Building or require excess removal costs, Landlord agrees to act reasonably in granting its approval or disapproval of any requests by Tenant for the consent or approval of Landlord.

11. Existing Lease. Landlord and Tenant are currently landlord and tenant under that certain lease for the Premises (the "Existing Lease") dated March 20, 1986. Landlord and Tenant hereby agree that the Existing Lease shall terminate retroactively effective as of the day prior to the Commencement Date of this Lease (the "Existing Lease Termination Date") as if such date were originally stated to be the termination date of the Existing Lease. Tenant shall remain liable for all monthly base rent, additional rent and other sums coming due under the Existing Lease up to and including the Existing Lease Termination Date, even if such sums are billed subsequent to the Existing Lease Termination Date. The termination of the Existing Lease shall be effective without further documentation, provided that Tenant, upon request from Landlord, shall enter into an amendment to the Existing Lease to document such early termination. Landlord shall provide Tenant with a credit against Base Rental due hereunder in an amount equal to the difference between the Base Rent and Additional Rent paid under the Existing Lease with respect to any period subsequent to January 1, 1994 and the Base Rental and Additional Base Rental that is payable under this Lease with respect to such period. Such credit shall be applied against Base Rental due hereunder beginning with the month of August, 1994 and continue thereafter until the unapplied portion of the credit has been reduced to $0.00.

   IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease in multiple original counterparts as of the day and year first above written.

ATTEST:                             LANDLORD:  SOUTH ORANGE AVENUE
                                    ASSOCIATES, an Illinois joint venture





          Karen Mikos
----------------------------------

Name (print):     Karen Mikos
             ---------------------

----------------------------------

Name (print):
             ---------------------


                                     BY:  EQUITY OFFICE PROPERTIES, INC.,
                                     an Illinois corporation as agent

                                     By:        Victoria R. Gorman
                                        -----------------------------------

                                     Name:   Victoria Gorman

                                     Title:  Vice President



                                     TENANT:  AKERMAN, SENTERFITT &
                                     EIDSON, P.A. a Professional Association


ATTEST:

       Sharon Langley Thomas
-----------------------------------

Name (print): Sharon Langley Thomas
             ----------------------

          Olivia Bellamy
-----------------------------------

Name (print):    Olivia Bellamy
             ----------------------
                                     By:         William C. Martin
                                        --------------------------------------

                                     Name:       William C. Martin III
                                           -----------------------------------

                                     Title:          President
                                           -----------------------------------

                                   EXHIBIT F

                        ELEVENTH FLOOR EXPANSION SPACE

                            STORAGE SPACE SUPPLEMENT

  THIS STORAGE SPACE SUPPLEMENT is made as of this 24th day of June, 1994, between SOUTH ORANGE AVENUE ASSOCIATES, an Illinois joint venture, by its agent Equity Office Properties, Inc., an Illinois corporation ("Landlord") and AKERMAN, SENTERFITT & EIDSON, P.A. a Professional Association ("Tenant").

                              W I T N E S S E T H:

  WHEREAS, Landlord and Tenant entered into a "Lease" dated ___________________, for 43,646 square feet on the 1st, 10th, 11th and 17th floor(s) ("Office Space") of the building located at 255 South Orange Avenue, Orlando, Florida, 32801 ("Building"); and

  WHEREAS, Landlord and Tenant desire to enter into this Storage Space Supplement for the purpose of supplementing the Lease as hereinafter set forth;

  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency whereof being acknowledged, Landlord and Tenant agree as follows:

  1. Tenant, upon the full and final execution and delivery of this Lease, shall have the right to lease from Landlord that certain "Storage Space" (as set forth on Exhibit "F"), being 1,064 rentable square feet located in the basement of the Building and 593 rentable square feet located on the second floor of the Building to be used by Tenant for the storage of
________________________________________________________________________________
______, only. Tenant agrees to keep the Storage Space in a neat and orderly fashion and to keep all stored items in cartons, file cabinets ore other suitable containers. Landlord shall have the right to designate the location within the Storage Space of any items to be placed therein.

  2. Tenant shall pay "Storage Base Rental" for the storage space in monthly installments in advance on or before the first day of each month during the Storage Term. The initial Storage Base Rental shall be $8.00 per rentable square foot, per month. The Storage Base Rental payable per month shall increase on each anniversary of the Storage Commencement Date in accordance with the following formula: [to be inserted]

  3. All terms and provisions of the Lease shall be applicable to this Storage Space Supplement, including, without limitation, Article XV (Indemnity and Waiver of Claims) and Article XVI (Tenant's Insurance), except that Landlord need not supply air-cooling, heat, water, janitorial service, cleaning, passenger or freight elevator service, window washing or electricity to the Storage Space and Tenant shall not be entitled to any work allowances, rent credits, expansion rights or renewal rights with respect to the Storage Space unless such concessions or rights are specifically provided for in the Lease with respect to the Storage Space.

  4. Tenant agrees to accept the Storage Space in its condition and "as-built" configuration existing on the earlier of the date Tenant takes possession of the Storage Space or the Storage Commencement Date.

  5. Landlord shall have the right to relocate the Storage Space to a new location which shall be substantially the same square footage as the Storage Space. Such relocation shall be at no expense to Tenant.

 6.  Storage Base Rental is deemed Rent under the Lease.

  7. In the event Tenant assigns its Lease or sublets more than fifty percent (50%) of the Office Space, Landlord, at its option, may cancel the Storage Space effective as of thirty (30) days after notice to Tenant.

  8. Notwithstanding anything to the contrary contained in this section, the liability of Landlord to Tenant shall be limited to the interest of Landlord in the Building, and Tenant agrees to look solely to Landlord's interest in the Building for the recovery of any judgment or award against the Landlord, it being intended that Landlord shall not be personally liable for any judgment or deficiency. Tenant hereby covenants that, prior to the filing of any suit for direct and proximate damages, it shall give Landlord and all mortgagees whom Tenant has ben notified hold mortgages or deed of trust liens on the property, Building or premises notice and reasonable time to cure any alleged default by Landlord.

  IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease in multiple original counterparts as of the day and year first above written.

ATTEST:                              LANDLORD: SOUTH ORANGE AVENUE
                                     ASSOCIATES, an Illinois joint venture


          Karen Mikos
----------------------------------

Name (print):     Karen Mikos
             ---------------------

----------------------------------

Name (print):
             ---------------------


                                     BY:  EQUITY OFFICE PROPERTIES, INC.,
                                     an Illinois corporation as agent

                                     By:        Victoria R. Gorman
                                        -----------------------------------

                                     Name:   Victoria Gorman

                                     Title:  Vice President



ATTEST:                              TENANT:  AKERMAN, SENTERFITT &
                                     EIDSON, P.A. a Professional Association


       Sharon Langley Thomas
-----------------------------------

Name (print): Sharon Langley Thomas
             ----------------------

          Olivia Bellamy
-----------------------------------

Name (print):    Olivia Bellamy
             ----------------------
                                     By:         William C. Martin
                                        --------------------------------------

                                     Name:       William C. Martin III
                                           -----------------------------------

                                     Title:          President
                                           -----------------------------------